ALPS SERIES TRUST
Seven Canyons Strategic Global Fund
Seven Canyons World Innovators Fund
1290 Broadway, Suite 1000
Denver, Colorado 80203
(303) 623-2577
January 30, 2025
Dear Shareholder,
We wish to provide you with some important information concerning your investment. After careful consideration, the Board of Trustees of ALPS Series Trust (“AST”) has unanimously approved the reorganization of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund (each a “Target Fund” and together, the “Target Funds”), each a series of AST, with and into Hood River International Opportunity Fund (the “Acquiring Fund”), a series of Manager Directed Portfolios (each a “Reorganization” and together the “Reorganizations”). Each Reorganization is subject to approval by shareholders of the applicable Target Fund at a joint special meeting of the Target Funds to be held on March 6, 2025.
Shareholders of each Target Fund will vote separately on the applicable Reorganization. If shareholders of your Target Fund approve the Reorganization, your shares would be exchanged for shares of the Acquiring Fund equal in value to the shares of the Target Fund that you currently hold. Seven Canyons Advisors, LLC (“Seven Canyons”) serves as the investment adviser to each Target Fund. Hood River Capital Management LLC serves as the investment adviser to the Acquiring Fund. The Target Funds and the Acquiring Fund have identical investment objectives and invest primarily in companies with market capitalizations of generally less than U.S. $5 billion. The Acquiring Fund and the Seven Canyons World Innovators Fund invest primarily in the equity securities of non-U.S. growth companies. The Seven Canyons Strategic Global Fund invests significantly in the equity securities of non-U.S. growth companies but also invests in U.S. companies as part of its principal investment strategy, unlike the Acquiring Fund.
Seven Canyons recommended that the Board of Trustees of AST (the “AST Board”) approve each Reorganization after a strategic review of the viability of continuing to manage the Target Funds at current asset levels. Seven Canyons noted to the AST Board that in the absence of the Reorganizations, it may recommend that the Board consider an alternative reorganization or the liquidation of the Target Funds. If the Target Funds were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by each Target Fund and its shareholders that hold Target Fund shares in a taxable account. In contrast, the Reorganizations are not expected to result in recognition of gain or loss by the Target Funds or their shareholders for federal income tax purposes. The AST Board has determined that each proposed Reorganization will allow shareholders of the Target Funds that wish to retain their investment to do so in a registered mutual fund with the same investment objective and similar investment strategies to their current Target Fund.

As discussed in the enclosed Proxy Statement/Prospectus, the Target Funds may bear transaction costs associated with the repositioning of each Target Fund’s portfolio; however, Seven Canyons does not expect the Target Funds or their shareholders to experience any capital gains in connection with such repositioning.
Under the terms of the current expense limitation agreement applicable to the Acquiring Fund, the expenses payable by shareholders of the Seven Canyons World Innovators Fund are expected to go down in connection with its Reorganization, while the expenses payable by shareholders of the Seven Canyons Strategic Global Fund are expected to go up slightly in connection with its Reorganization. The expense limitation agreement in place for the Acquiring Fund renews automatically for additional one year periods unless terminated by the MDP Board of Trustees or with the consent of the Board. If the expense limitation agreement applicable to the Target Funds or the expense limitation agreement applicable to the Acquiring Fund were to terminate, the expenses payable by shareholders would increase as disclosed in the enclosed Proxy Statement/Prospectus.
The AST Board recommends you vote FOR the proposed Reorganization with respect to the applicable Target Fund.
Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. The Proxy Statement/Prospectus provides greater detail about the proposal. Please read the enclosed materials carefully and vote FOR the proposal.
You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the special meeting:
•Mail: Complete and return the enclosed proxy card(s).
•Internet: Access the website shown on your proxy card(s) and follow the online instructions.
•Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.
•In person: Attend the special meeting on March 6, 2025.
Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Funds.

Sincerely,

/s/ Lucas Foss
Lucas Foss
President

ALPS SERIES TRUST
Seven Canyons Strategic Global Fund
Seven Canyons World Innovators Fund
1290 Broadway, Suite 1000
Denver, Colorado 80203
(303) 623-2577
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on March 6, 2025
Notice is hereby given that a joint special meeting (the “Meeting”) of shareholders of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund (each a “Target Fund,” and together, the “Target Funds”), each a series of ALPS Series Trust (“AST”), will be held on March 6, 2025, at 11:00 a.m., local time, at the offices of AST, 1290 Broadway, Suite 1000, Denver, Colorado 80203, for the purpose of considering the following proposal, as well as any other business that may properly come before the Meeting or any adjournments or postponements thereof:
1.To approve an Agreement and Plan of Reorganization pursuant to which the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund, each a series of ALPS Series Trust, will be reorganized with and into the Hood River International Opportunity Fund, a series of Manager Directed Portfolios, and the transactions it contemplates.
Shareholders of each Target Fund will vote separately on the Proposal.  The reorganization will take place with respect to a Target Fund only if the Target Fund’s shareholders approve the Proposal. The Board of Trustees of AST recommends that shareholders vote FOR the proposal. Only shareholders of record of a Target Fund at the close of business on December 20, 2024, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.
By Order of the Board of Trustees of AST,

/s/ Camilla Nwokonko
Camilla Nwokonko
Secretary
Denver, Colorado
January 30, 2025

IMPORTANT—WE NEED YOUR PROXY VOTE IMMEDIATELY
A shareholder may think that his or her vote is not important, but your vote is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your authorization of a proxy by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so. You may revoke your proxy at any time before it is exercised at the Meeting by submitting to the Secretary of ALPS Series Trust a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person.

PROXY STATEMENT/PROSPECTUS

Dated January 30, 2025

FOR THE REORGANIZATION OF

SEVEN CANYONS STRATEGIC GLOBAL FUND
SEVEN CANYONS WORLD INNOVATORS FUND
each a series of ALPS Series Trust

1290 Broadway, Suite 1000
Denver, Colorado 80203
(303) 623-2577

into
HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
a series of Manager Directed Portfolios
615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 516-3087
This Proxy Statement/Prospectus (“Proxy Statement”) contains the information you should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.
This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of ALPS Series Trust (“AST”) for use at the special joint meeting (the “Meeting”) of shareholders of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund (each, a “Target Fund,” and together, the “Target Funds”) to be held on Thursday, March 6, 2025, at 11:00 a.m., local time, at the offices of AST, 1290 Broadway, Suite 1000, Denver, Colorado 80203, and any adjournments or postponements thereof. At the Meeting, shareholders of the Target Funds will consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of each Target Fund with and into the Hood River International Opportunity Fund (the “Acquiring Fund”). The reorganization of each Target Fund into the Acquiring Fund is a separate transaction (each, a “Reorganization,” and together, the “Reorganizations”) and shareholders of each Target Fund will vote separately on the Reorganization applicable to their Target Fund. Each Target Fund is a series of AST, an open-end investment management company organized as a Delaware statutory trust. The Acquiring Fund is a series of Manager Directed Portfolios (“MDP”), an open-end investment management company organized as a Delaware statutory trust.
Under the Reorganization Agreement, as of the closing date of each Reorganization, shareholders of the applicable Target Fund will receive shares of the applicable class of the Acquiring

Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares of the applicable class of the Target Fund immediately prior to the Reorganizations, as follows:

Seven Canyons World Innovators Fund Seven Canyons Strategic Global Fund (Target Funds)	Hood River International Opportunity Fund (Acquiring Fund)
Seven Canyons World Innovators Fund – Investor Class	International Opportunity Fund – Investor Shares
Seven Canyons World Innovators Fund – Institutional Class	International Opportunity Fund – Institutional Shares
Seven Canyons Strategic Global Fund – Investor Class	International Opportunity Fund – Investor Shares
The Acquiring Fund also offers Retirement Shares. The Retirement Shares of the Acquiring Fund are not participating in the proposed Reorganizations.
For questions regarding the special meeting, please call 800-967-4614. Representatives are available Monday through Friday 9 a.m. to 10 p.m Eastern time. The proxy statement is available at: vote.proxyonline.com/sevencanyons/docs/2024mtg.pdf.
Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call (303) 623-2577. For a free copy of the Target Funds’ Annual and Semi-Annual Reports to Shareholders for the fiscal periods ended September 30, 2024 and March 31, 2024, respectively, please contact AST at the telephone number and address listed above.

A copy of the form of the Reorganization Agreement is attached to this Proxy Statement as Appendix A.

This Proxy Statement sets forth the basic information you should know before voting on the proposal and investing in the Acquiring Fund. You should read it and keep it for future reference. It is both a Proxy Statement for the Meeting and a Prospectus for the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein:
•The Statement of Additional Information relating to transactions described herein, dated January 30, 2025 (the “Reorganization SAI”);
•The Annual Report to Shareholders, with respect to the Target Funds, for the fiscal year ended September 30, 2024 (File No. 811-22747);
•The Annual Report to Shareholders, with respect to the Acquiring Fund, for the fiscal year ended June 30, 2024 (File No. 811-21897) and Semi-Annual Report to Shareholders, with respect to the Acquiring Fund, for the fiscal period ended December 31, 2023 (File No. 811-21897);

•The Prospectus of the Target Funds, dated January 28, 2025 (File Nos. 333-183945; 811-22747) (the “Target Funds Prospectus”);
•The Statement of Additional Information of AST, with respect to the Target Funds, dated January 28, 2025 (File Nos. 333-183945; 811-22747) (the “Target Funds SAI”);
•The Prospectus of the Acquiring Fund, dated October 31, 2024 (File Nos. 333-133691; 811-21897) (the “Acquiring Fund Prospectus”); and
•The Statement of Additional Information of the Acquiring Fund, dated October 31, 2024 (File Nos. 333-133691; 811-21897) (the “Acquiring Fund SAI”).
The Acquiring Fund Prospectus accompanies this Proxy Statement.
This Proxy Statement and the accompanying materials were first mailed to shareholders of the Target Funds on or about February 5, 2025. Copies of the Reorganization SAI and the reports, prospectuses and SAIs listed above and other information about AST, the Target Funds, MDP and the Acquiring Fund are available upon request and without charge by writing to the address below or by calling (toll-free) the telephone number listed as follows:

With respect to the Target Funds: 1290 Broadway, Suite 1000 Denver, Colorado 80203 (303) 623-2577	With respect to the Acquiring Fund: 615 East Michigan Street Milwaukee, Wisconsin 53202 (800) 497-2960
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 6, 2025: The Notice of Meeting, Proxy Statement and Proxy Card are available at vote.proxyonline.com/sevencanyons/docs/2024mtg.pdf.
The SEC has not approved or disapproved the Acquiring Fund shares to be issued in the Reorganizations nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation. Mutual fund shares involve investment risk, including the possible loss of principal.
No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Funds or the Acquiring Fund.

i

PROPOSAL 1
APPROVAL OF THE REORGANIZATION AGREEMENT
SUMMARY
Summary. This Proxy Statement is related to the Reorganizations of each of the Seven Canyons Strategic Global Fund (the “Strategic Global Fund”) and the Seven Canyons World Innovators Fund (the “World Innovators Fund”), each a series of AST, with and into the Acquiring Fund, a series of MDP. Under the Reorganization Agreement, the Reorganization of each Target Fund into the Acquiring Fund will be treated as a separate transaction. Each Reorganization involves (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.01 per share, of the applicable class of the Acquiring Fund (the “Acquiring Fund Shares”); (2) the assumption by the Acquiring Fund of the liabilities of the Target Fund; and (3) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of beneficial interest, no par value, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund. Each Reorganization will be effected pursuant to the terms and conditions of the Reorganization Agreement, and is expected to close on or about March 24, 2025 (the “Closing Date”). Shareholders of each Target Fund will vote separately on approval of the Reorganization Agreement.  The Reorganization will be effected with respect to an individual Target Fund only if such Target Fund’s shareholders approve the Reorganization. The Target Funds and the Acquiring Fund are collectively referred to as the “Funds.” You should read carefully the entire Proxy Statement, including the Reorganization Agreement, which is attached as Appendix A, because it contains details that are not in the summary.
As discussed below under “Comparison of Management, Management Fees, Sales Loads and Expenses Limitation Agreements of the Target Funds and Acquiring Fund,” a majority of the securities held by each Target Fund will be disposed of in connection with the Reorganizations to align the securities portfolio of each Target Fund with the securities portfolio of the Acquiring Fund. The Target Funds may bear transaction costs associated with the repositioning of each Target Fund’s portfolio; however, Seven Canyons does not expect the Target Funds or their shareholders to experience any capital gains in connection with such repositioning.
The following provides an overview of certain matters relating to each Reorganization:
•Each Target Fund and the Acquiring Fund have identical investment objectives and operate as diversified investment companies for purposes of the Investment Company Act of 1940.
•Each Fund invests significantly in small-cap, equity growth securities of non-U.S. companies although the Seven Canyon World Innovators Fund also invests in U.S. securities as part of its principal investment strategies.
•The Target Funds and the Acquiring Fund are managed by different investment advisers. The Seven Canyons Strategic Global Fund has a lower management fee than the fee payable by the Acquiring Fund, and the Seven Canyons World Innovators Fund has a higher management fee than the fee payable by the Acquiring Fund.
•The Total Annual Fund Operating After Fee Waiver and/or Expense Reimbursement are expected to decrease for shareholders of the World Innovators Fund as a consequence of the Reorganization while the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are expected to slightly increase for shareholders of the Strategic Global Fund as a consequence of the Reorganization.

The expense limitation agreement in place for the Acquiring Fund is currently in place through January 31, 2026 and renews automatically for additional one year periods unless terminated by the MDP Board of Trustees (the “MDP Board”) or with the consent of the MDP Board. If the expense limitation agreement applicable to the Target Funds or the expense limitation agreement applicable to the Acquiring Fund were to terminate, the expenses paid by shareholders of the Funds would increase. No such terminations are anticipated.
•The Funds are subject to substantially similar fundamental investment restrictions and policies, except the Acquiring Fund has a more restrictive policy on borrowing.
•The Funds have similar purchase and redemption features, and each Fund is available for purchase and redemption through financial intermediaries or directly with the applicable Fund, with any purchase or redemption effected at the next net asset value for such Fund calculated after receipt of the purchase or redemption request.
•Investor class shares of each Fund are available to any type of investor. Institutional Shares of the Acquiring Fund are limited to certain types of institutional investors but such requirements will be waived for any current Target Fund shareholders that hold Institutional Class shares of a Target Fund and do not meet the eligibility requirements for Institutional Shares of the Acquiring Fund.
•Investor Shares of the Acquiring Fund are subject to a 0.25% Rule 12b-1 fee while Investor Class shares of the Target Funds are not subject to a Rule 12b-1 fee.
•Each Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the applicable Target Fund and the Acquiring Fund receive a satisfactory opinion of Acquiring Fund counsel to the effect that the particular Reorganization will be tax-free.
Reasons for the Reorganization. The primary purpose of each Reorganization is to combine each Target Fund with the Acquiring Fund. In early 2024, Hood River Capital Management, LLC (“Hood River”), the investment adviser to the Acquiring Fund, began a search to identify peer funds with similar investment objectives to the Acquiring Fund that could be candidates for a merger. Hood River evaluated peer funds with comparable investment strategies and asset levels that would allow both the Acquiring Fund and the merger candidate to benefit from the scale of any merger. Through this search process, the Target Funds were identified as potential merger candidates and Hood River contacted Seven Canyons to discuss interest.
In 2024, Seven Canyons Advisors, LLC (“Seven Canyons”), the investment adviser to the Target Funds, and Hood River notified the Board of Trustees of AST (the “AST Board”) and the MDP Board, respectively, that Seven Canyons and Hood River had proposed the Reorganizations whereby each Target Fund would be reorganized into the Acquiring Fund with Hood River continuing to manage the Acquiring Fund with its current portfolio management team. Seven Canyons recommended that the AST Board approve the Reorganizations after a strategic review of the Target Funds. Seven Canyons informed the AST Board that in the absence of the Reorganizations, it may recommend that the AST Board consider alternative reorganizations or the liquidation of each Target Fund given the current asset levels of each Fund. Hood River informed the MDP Board that Hood River was seeking a strategic transaction with a similar fund or funds to gain scale in the Acquiring Fund.
Seven Canyons and Hood River subsequently entered into an asset purchase agreement (the “Transaction Agreement”) pursuant to which Seven Canyons will sell certain assets relating to Seven Canyons’ provision of investment management services to the Target Funds to Hood River in exchange for a cash payment over time and Hood River’s agreement to cover costs incurred in connection with the approval and implementation of the Reorganization Agreement. If approved by shareholders of the Target Funds, the Reorganization is expected to occur on or about March 24, 2025. If the shareholders of one Target Fund approve the Reorganization with respect to such Target Fund but the shareholders of the other Target Fund do not approve the Reorganization with respect to the other Target Fund, then the Reorganization will be implemented only with regard to the Target Fund that received shareholder approval of the Reorganization, provided the other closing conditions are satisfied or waived.
Comparison of Investment Objectives and Principal Investment Strategies. The following table compares the investment objectives and principal investment strategies of the Target Funds to those of the Acquiring Fund.
•The investment objectives of the Target Funds and the Acquiring Fund are identical.
•Each Fund invests primarily in the equity securities of growth companies with a market capitalization of $5 billion or less at the time of purchase.
•Each of Hood River and Seven Canyons uses “bottom-up” fundamental analysis to identify growth companies for the Funds, but each investment adviser follows their own investment approach in this regard.
•The Acquiring Fund and the World Innovators Fund each invest primarily in non-U.S. companies and the Strategic Global Fund invests primarily in equity securities of both U.S. and non-U.S. companies. As part of its principal investment strategies, each Target Fund invests at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the U.S. the Acquiring Fund’s principal investment strategies do not include such a minimum percentage requirement.
•While each Fund may invest in companies located in emerging markets, the Acquiring Fund limits such investments to 50% of the Fund’s assets. The Target Funds’ principal investment strategies do not limit the extent to which the Target Funds may invest in companies located in emerging markets.
•The Acquiring Fund will invest in issuers located in at least ten non-U.S. countries included in the MSCI AC World Index ex USA Small Cap Index. The Strategic Global Fund will typically be invested in at least three developed countries, including the U.S., and the World Innovators Fund will typically be invested in at least three developed countries other than the U.S.
•The World Innovators Fund primarily invests in securities of companies that Seven Canyons believes are innovators in their sectors or industries. The Acquiring Fund does not follow a similar investment strategy.
•While the Acquiring Fund may engage in forward currency contracts to hedge against foreign currency risk, the Target Funds do not hold foreign currency contracts as a principal investment strategy.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Investment Objective	The Fund’s investment objective is long-term growth of capital.	The Fund’s investment objective is long-term growth of capital.	The Fund seeks long-term growth of capital.
Principal Investment Strategies	Under normal market conditions, the Fund invests primarily in equity securities (primarily common stock) of domestic and foreign micro, small, and midsize growth companies with market capitalizations of less than US $5 billion at the time of purchase. At times, one type of security may make up a substantial portion of the Fund, while other types may have minimal or no representation. The Fund may invest a large percentage of its assets in a few sectors.	Under normal market conditions, the Fund invests primarily in equity securities (primarily common stock) of foreign growth companies that the Adviser believes are innovators in their respective sectors or industries.	The Fund invests primarily in common stocks and other equity securities of small-capitalization companies that are located in non-U.S. developed or emerging markets countries. In selecting securities for the Fund, Hood River seeks to invest in common stocks that are judged by Hood River to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability.

	Under normal market conditions, the Fund will typically be invested in at least three developed countries, including the U.S. The Fund may invest its assets in securities issued by foreign companies in developed countries without limit. To a lesser extent, the Fund may invest in foreign companies in emerging and frontier markets. Securities issued by companies incorporated outside the United States whose securities are principally traded in the United States are not defined as foreign companies.	Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed.	Under normal market conditions, the Fund will invest in issuers located in at least ten of the countries included in the Morgan Stanley Capital International (MSCI) AC (All Country) World Index ex USA Small Cap Index.

	Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.	Under normal market conditions, the Fund will typically be invested in at least three developed countries, other than the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.	The Fund may invest a significant portion of its assets (up to 50% under normal market conditions) at the time of purchase in securities of companies located in emerging markets countries. Emerging markets are those countries designated by the MSCI Emerging Markets Index. The Fund may also invest in pre-emerging markets, also known as frontier markets. The Fund may invest a large portion of its assets in a particular region or market, including Japan and European countries.

Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
The Fund may invest in investment companies, including exchange-traded funds (ETFs).	Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.	The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”). The Fund may also invest in preferred stock, real estate investment trusts (“REITs”), rights, and warrants. The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The Fund may also use forward foreign currency exchange contracts (“forward contracts”) for hedging purposes. Forward contracts are contractual agreements to buy or sell a particular currency at a pre-determined price in the future.

The Adviser will use a process of “bottom-up” fundamental analysis to seek to identify and invest in companies with the greatest potential for growth. The Adviser’s analysis may include studying a company’s financial statements, building proprietary financial models, visiting company facilities, and meeting with executive management, suppliers and customers.	The Adviser will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, the Adviser expects to invest a significant portion of the Fund’s assets in early stage companies and small- to mid-size companies with market capitalizations of less than US $5 billion at the time of purchase. The Fund may invest a large percentage of its assets in a few sectors.	The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.

Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
	The Adviser has defined two broad categories that it believes are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.	In selecting securities, the research process utilized by Hood River begins by screening a universe of stocks with market capitalizations of generally less than $5 billion which exhibit strong growth characteristics and attractive valuation relative to underlying profitability. In order to identify companies with such attributes, Hood River conducts fundamental analysis through discussions with management, customers, suppliers, competitors, and industry experts to forecast financial metrics for a potential investment target. The Fund’s portfolio will consist of companies for which Hood River has conviction in its own proprietary estimates and believes that they are significantly higher than consensus estimates.

The Fund is expected to maintain a portfolio of approximately 80-85 stocks, which is constructed with the overall goal of mitigating both issuer-specific and portfolio risk. However, the actual amount of the portfolio holdings may vary due to market conditions. Idiosyncratic risk is reduced by obtaining several independent data points that support Hood River’s financial model. Portfolio risk is addressed through position and sector sizing limits. The Fund is expected to have significant exposure to the industrials and information technology sectors.

Hood River periodically engages in active trading of Fund securities.

Hood River generally sells stocks when it believes they have become overvalued, when the fundamentals weaken, or if poor relative price performance persists.

Comparison of Principal Risks of Investing in the Funds. The principal risks of the Target Funds are substantially the same as the corresponding risks of the Acquiring Fund. However, the risks differ in that the Acquiring Fund primarily invests in the equity securities of small-cap companies, whereas the Target Funds may invest in the equity securities of companies of any market capitalization. Some of the risks of the Acquiring Fund may be stated differently from the corresponding risks of the Target Funds to match the standardized policies of the Hood River Family of Funds. The table below sets forth the principal risks of each Fund. In certain instances, the Target Funds and the Acquiring Fund have named risk factors differently but the risk factors address substantively the same risks, as indicated in the table below.
Other differences include the Acquiring Fund's adoption of stand-alone risks with respect to Cybersecurity Risk, Depositary Receipts Risk, Foreign Currency Risk, Forward Contracts Risk, Geographic Investment Risk, Hedging Transactions Risk, Industrial Sector Risk, IPO Risk, Liquidity Risk, Management Risk, Operational Risk, Preferred Securities Risk, REIT Investment Risk, Risks Relating to Investing in Europe, India, and Japan, and Valuation Risk; the adoption of Early Stage Company Risk by Seven Canyons World Innovators Fund; and the adoption of Micro-Cap Company Stock Risk by Seven Canyons Strategic Global Fund.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Cybersecurity Risk	While all mutual funds are subject to cybersecurity risks, the Strategic Global Fund has not adopted a stand-alone cybersecurity risk as a principal risk factor.	While all mutual funds are subject to cybersecurity risks, the World Innovators Fund has not adopted a stand-alone cybersecurity risk as a principal risk factor.	With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Depositary Receipts Risk	The Strategic Global Fund has not adopted a separate Depositary Receipts risk factor given the broader “Foreign Securities Risk.”	The World Innovators Fund has not adopted a separate Depositary Receipts risk factor given the broader “Foreign Securities Risk.”	The Fund may invest its assets in securities of foreign issuers in the form of ADRs, EDRs, GDRs, and IDRs, which are securities representing securities of foreign issuers. The risk of such depositary receipts includes many of the risks associated with investing directly in foreign securities, such as currency rate fluctuations and political and economic instability.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Early Stage Companies Risk	The Strategic Global Fund does not invest in early stage companies as a principal investment strategy.	Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.	The Acquiring Fund may also invest in early stage companies but considers this risk factor as part of “Small Companies Risk,” discussed below.
Emerging Markets Risk	In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.	In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.	See: “Emerging and Frontier Markets Risk”
Emerging and Frontier Markets Risk	See: “Emerging Markets Risk” and Frontier Markets Risk”	See: “Emerging Markets Risk” and Frontier Markets Risk”	Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets. As a result, the risks of investing in emerging markets are magnified in frontier markets, and include potential for extreme price volatility and illiquidity; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and relatively new and unsettled securities laws.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Equity Securities Risk	Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.	Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.	Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

	In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.	In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Exchange-Traded Funds Risk	ETFs are investment companies that are bought and sold on a securities exchange. Shares of ETFs are redeemable only in larger aggregations of a specified number of shares and generally on an in-kind basis. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. Because of the ETF expenses, it may be more costly to own the ETF than owning the underlying securities directly. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. The risk of owning an ETF generally reflects the risks of the underlying securities held by the ETF and investment strategies employed by such ETF (such as the use of leverage). The market price of an ETF may also fluctuate due to the supply of, and demand for, the ETF’s shares on the exchange upon which its shares are traded and may trade at a premium or discount to its net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.	The World Innovators Fund does not invest in ETFs as a principal investment strategy.	The Fund will incur brokerage costs when it purchases and sells ETFs. ETFs may trade at a discount or premium to net asset value.
Foreign Currency Risk	The Strategic Global Fund believes the risks related to investments in foreign currency-denominated securities are addressed in “Equity Securities Risk,” “Foreign Securities Risk,” and “Market Risk.”	The World Innovators Fund believes the risks related to investments in foreign currency-denominated securities are addressed in “Equity Securities Risk,” “Foreign Securities Risk,” and “Market Risk.”	The Fund may invest in securities or other instruments denominated in non-U.S. currencies. Such investments involve currency risks, including unfavorable currency exchange rate developments and political or governmental intervention in currency trading or valuation. These risks are higher in emerging and frontier markets.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Foreign Securities Risk	Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.	Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.	Investments in a foreign market are subject to foreign security risk. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
Forward Contract Risk	The Strategic Global Fund does not enter into forward currency contracts to manage foreign currency risk.	The World Innovators Fund does not enter into forward currency contracts to manage foreign currency risk.	The successful use of forward contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward contract; (b) possible lack of a liquid secondary market for a forward contract and the resulting inability to close a forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Frontier Markets Risk	In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.	In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.	See: “Emerging and Frontier Markets Risk”
Market Risk, Stock Market Risk, and Stock Selection Risk (Target Funds) /General Market Risk; Recent Market Events (Acquiring Fund)	The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Fund’s investments may decline in value due to movements in the overall stock market. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.	The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Fund’s investments may decline in value due to movements in the overall stock market. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.	The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels, problems in the banking sector, wars in Europe and in the Middle East and the impact of the coronavirus (COVID-19) global pandemic. Uncertainties regarding interest rate levels, political events, conflicts in Europe and in the Middle East, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Geographic Investment Risk	The Strategic Global Fund does not consider Geographic Investment Risk a principal risk of the Fund.	The World Innovators Fund does not consider Geographic Investment Risk a principal risk of the Fund.	To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
Growth Securities Risk (Target Funds)/Growth Investing Risk (Acquiring Fund)	The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market conditions, growth stocks may perform differently from the market as a whole and other types of securities.	The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market conditions, growth stocks may perform differently from the market as a whole and other types of securities.	Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. Growth prices tend to fluctuate more dramatically than the overall stock market.
Hedging Transactions Risk	The Strategic Global Fund does not enter into hedging transactions as a principal investment strategy.	The World Innovators Fund does not enter into hedging transactions as a principal investment strategy.	The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the Fund holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
High Portfolio Turnover Rate Risk (Target Funds)/ Portfolio Turnover Rate Risk (Acquiring Funds)	The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.	The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.	The Fund may engage in active and frequent trading, resulting in high portfolio turnover. The higher the Fund’s portfolio turnover rate in a year, the greater the trading costs and the greater the chance of a shareholder receiving distributions of taxable gains in the year.
Industrial Sector Risk	The Strategic Global Fund does not consider Industrial Sector Risk a principal risk of the Fund.	The Strategic Global Fund does not consider Industrial Sector Risk a principal risk of the Fund.	The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. “Industrials” is a broad category, which includes, but is not limited to, commercial and professional services, capital goods, and transportation companies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Information Technology (Sector) Risk	The Fund tends to have a higher investment concentration in the IT sector. Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.	The Fund tends to have a higher investment concentration in the IT sector. Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.	Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
IPO Risk	The Strategic Global Fund does not invest in IPOs as a principal investment strategy.	The World Innovators Fund does not invest in IPOs as a principal investment strategy.	The Fund may purchase securities of companies engaged in IPOs. The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Liquidity Risk	The Strategic Global Fund does not consider Liquidity Risk a principal risk of the Fund.	The World Innovators Fund does not consider Liquidity Risk a principal risk of the Fund.	Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Securities of small-cap companies may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.
Management Risk	The Strategic Global Fund does not consider Management Risk a principal risk of the Fund.	The World Innovators Fund does not consider Management Risk a principal risk of the Fund.	The performance of the Fund will depend on whether or not Hood River is successful in pursuing the Fund’s investment strategies.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Micro-Cap Company Stock Risk	The securities of micro-cap companies may be particularly volatile in price, and such securities have significantly lower trading volumes than small- or mid-cap companies. As a result, the purchase or sale of more than a limited number of shares may affect its market price. The Fund may need more time to purchase or sell its positions in such securities. Some micro-cap companies may not have much publicly available information relative to larger companies. Micro-cap companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments.	The World Innovators Fund does not invest in micro-cap companies as a principal investment strategy.	The Hood River International Opportunity Fund does not invest in micro-cap companies as a principal investment strategy.
Operational Risk	While all mutual funds are subject to operational risks, the Strategic Global Fund has not adopted a stand-alone operational risk as a principal risk factor.	While all mutual funds are subject to operational risks, the World Innovators Fund has not adopted a stand-alone operational risk as a principal risk factor.	Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Investment Companies Risk (Strategic Global Fund)/Other Investment Companies Risk (Acquiring Fund)	The Fund may invest in the shares of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and exchange-traded funds. Investing in another investment company subjects the Fund to the same risks associated with investing in the securities held by the applicable investment company and the investment strategies employed by such funds (such as the use of leverage). In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment advisor of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses including advisory and administrative fees. Fund shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies.	The World Innovators Fund does not invest in other investment companies as a principal investment strategy.	The risk of owning an investment company generally reflects the risks of owning the underlying investments the investment company holds. You will indirectly bear fees and expenses charged by underlying investment companies (mutual funds and ETFs), in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.
Preferred Securities Risk	The Strategic Global Fund does not consider Preferred Securities Risk a principal risk of the Fund.	The World Innovators Fund does not consider Preferred Securities Risk a principal risk of the Fund.	Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities Preferred securities are also subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
REIT Investment Risk	The Strategic Global Fund does not invest in REITs as a principal investment strategy.	The World Innovators Fund does not invest in REITs as a principal investment strategy.	Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
Risks Related to Investing in Europe (sub-risk of Geographic Investment Risk Geographic Investment Risk)	The Strategic Global Fund does not invest in Europe as a principal investment strategy.	The World Innovators Fund does not invest in Europe as a principal investment strategy.	The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (“EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced extreme volatility and adverse trends in recent years which has led to a decline in asset values and liquidity. Many EU nations have high levels of debt and have defaulted on their debts, restructured or needed additional assistance from central banks or other agencies. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Risks Related to Investing in India (sub-risk of Geographic Investment Risk Geographic Investment Risk)	The Strategic Global Fund does not invest in India as a principal investment strategy.	The World Innovators Fund does not invest in India as a principal investment strategy.	Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
Risks Related to Investing in Japan (sub-risk of Geographic Investment Risk Geographic Investment Risk)	The Strategic Global Fund does not invest in Japan as a principal investment strategy.	The World Innovators Fund does not invest in Japan as a principal investment strategy.	The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economic growth rate remains relatively low and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreases in exports, new trade regulations, changes in exchange rates, a global recession, continued territorial disputes and strained relations may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Sector and Industry Weightings Risk (Target Funds)/ Sector Emphasis Risk (Acquiring Fund)	To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.	To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.	Although Hood River selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund (Acquiring Fund)
(Target Funds)
Smaller Company Stock Risk (Target Funds)/ Small Company Risk (Acquiring Fund	Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.	Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.	The Fund is subject to greater volatility than funds that invest in large-cap companies. Small-cap companies may be more vulnerable than large-cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, and they may suffer significant losses. Small-cap companies may also be more difficult to value than large-cap companies.
Valuation Risk	The Strategic Global Fund does not consider Valuation Risk a principal risk of the Fund.	The World Innovators Fund does not consider Valuation Risk a principal risk of the Fund.	The Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s determination that a company’s “value” or prospects for exceeding earnings expectations or market conditions is wrong. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.
Comparison of Fundamental and Non-Fundamental Investment Policies and Restrictions. The investment restrictions and limitations of the Acquiring Fund are similar to those of the Target Funds. The Target Funds’ fundamental policies on industry concentration, loans, underwriting, owning real estate, owning commodities and issuing senior securities are worded somewhat differently but substantively impose the same restrictions on the Target Funds that the corresponding restrictions impose on the Acquiring Fund. Unlike the Target Funds, the Acquiring Fund has adopted a fundamental policy relating to diversification, but the Target Funds are subject to the same diversification requirements under the Investment Company Act of 1940 as amended (the “1940 Act”). The Target Funds’ fundamental policy related to borrowing permits the Funds to borrow up to the limits of the 1940 Act while the Acquiring Fund fundamental policy on borrowing is more restrictive, limiting the ability of the Acquiring Fund to borrow to 10% of the Fund’s total assets and prohibiting the Fund from borrowing for leveraging or investments. As discussed further below, except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), each Fund will generally apply any percentage restriction or requirement at the time of investment, with a subsequent increase or decrease in such percentage resulting from a change in asset value not constituting a violation of such restriction or requirement.
All of the investment policies noted in the table below are fundamental limitations. A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Fund; or (2) 67% or more of the voting securities present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding voting securities are present or represented. A non-fundamental limitation may be changed by the AST Board the MDP Board, as applicable, without shareholder approval.
Additional information regarding each Target Fund’s investment limitations may be found in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement. Additional information regarding the Acquiring Fund’s investment limitations may be found in the Acquiring Fund SAI, which is incorporated by reference into this Proxy Statement.

Fundamental Investment Restrictions and Policies
Policy	Target Funds	Acquiring Fund	Differences
Borrowing Money	Each Fund may not borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction.	The Fund may not borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of the Fund’s total assets.	The Acquiring Fund allows for borrowing for temporary or emergency purposes with restrictions and limits borrowing to 10% of the Fund’s assets.
Industry Concentration	Each Fund may not invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.	The Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies).	No material differences, except the Acquiring Fund makes exceptions for securities issued by the U.S. Government or its agencies, or securities of other investment companies.
Underwriting Activities	Each Fund may not underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.	The Fund may not underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.	No material differences.
Loans	Each Fund may not make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets; provided, however, that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.	The Fund may not make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions.	No material differences.
Real Estate	Each Fund may not purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.	The Fund may not purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts.	No material differences

Fundamental Investment Restrictions and Policies
Policy	Target Funds	Acquiring Fund	Differences
Commodities	Each Fund may not purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict the Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities.	The Fund may not purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments.	No material differences.
Issuance of Senior Securities	Each Fund may not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act.	No material differences.
Diversification	No such fundamental policy.	The Fund may not purchase the securities of any one issuer, if as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) a Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;	The Target Funds are also classified as diversified funds for purposes of the 1940 Act but have not adopted this restriction as a fundamental investment policy.

The Acquiring Fund and Target Funds are subject to the following non-fundamental policies, which may be changed by the Board of Trustees of AST or the Board of Directors of MDP, as applicable, without shareholder approval:

Non-Fundamental Investment Policies
Policy	Target Funds	Acquiring Fund	Differences
Investment Objective	Each Fund’s investment objective is long-term growth of capital.	The Fund’s investment objective is long-term growth of capital.	No material differences.
Illiquid Securities	Each Fund may not invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations.	The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Of the 15% of the value of its net assets that may be invested in illiquid securities, the Fund will not invest more than 5% of the value of its net assets in private placement securities.	No material differences to the 15% illiquid investments restrictions. The Acquiring Fund has an additional restriction with respect to private placement securities.
Purchasing Securities on Margin	Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.
Short Selling	Each Fund may not engage in short sales of securities when these transactions would cause the market value of all of a Fund’s securities sold short to exceed 15% of its net assets. Short sales against the box are not subject to this limitation.	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.
Investments in Other Investment Companies	Each Fund may not invest in other investment companies except to the extent permitted by 1940 Act, rules and regulations thereunder, and any exemptive relief granted by the SEC pursuant to which the Fund can rely.	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.
Exercising Control	Each Fund may not make investments for the purpose of exercising control or management.	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.
Special Situations	Each Fund may not purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of transactions.	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.
Interests in oil and gas	Purchase or sell interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.”	No such non-fundamental policy.	The Acquiring Fund has no such non-fundamental policy.

The Target Funds’ SAI provides that if any percentage restriction or requirement is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement, except that any borrowing by a Target Fund that exceeds the investment restriction stated above must be reduced to meet such limitations within the period required by the 1940 Act. Furthermore, should a change in net asset value or other external events cause a Target Fund’s investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Target Fund which are not readily marketable to exceed the limit set forth for its investment in illiquid securities, the Target Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. Likewise, the Acquiring Fund SAI provides that, except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Acquiring Fund or its assets or redemptions of shares will not be considered a violation of the limitation.
Comparison of Management, Management Fees, Sales Loads and Expense Limitation Agreements of the Target Funds and Acquiring Fund. The following table compares the investment adviser, portfolio managers, management fees and expense limitation agreement of the Target Funds to the Acquiring Fund. If the Reorganization is consummated, Investor Class shares and Institutional class shares of the Target Funds will be exchanged for the corresponding share classes of the Acquiring Fund. The Acquiring Fund pays to Hood River a monthly management fee at an annual rate of 1.05% of the Fund’s average daily net assets for its advisory services to the Fund.
A majority of the securities held by each Target Fund will be disposed of in connection with the Reorganizations to align the securities portfolio of each Target Fund with the securities portfolio of the Acquiring Fund. Based on the Strategic Global Fund’s holdings and shares outstanding as of December 9, 2024, the estimated brokerage costs associated with the proposed portfolio repositioning to Strategic Global Fund Shareholders would be approximately $33,265, or $0.03 per share. Based on the same information, the Strategic Global Fund estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to be distributed to Strategic Global Fund Shareholders given the capital loss carry forwards available to the Strategic Global Fund. Based on the World Innovator Fund’s holdings and shares outstanding as of December 9, 2024, the estimated brokerage costs associated with the proposed portfolio repositioning to World Innovators Fund Shareholders would be approximately $111,643, or $0.03 per share. Based on the same information, the World Innovators Fund estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to be distributed to World Innovators Fund Shareholders given the capital loss carry forwards available to the World Innovators Fund.
Any realignment could result in additional portfolio transaction costs to the Target Funds and increased taxable distributions to shareholders of the Target Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Reorganizations, if there are any as a result of such portfolio realignment, will be distributed to the applicable Target Fund’s shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to taxable shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to the shareholder if those amounts remain in the non-taxable account. You should consult your tax advisor for further information about federal, state and local tax consequences relative to your specific situation.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund
	(Target Funds)		(Acquiring Fund)
Investment Adviser	Seven Canyons Advisors, LLC	Seven Canyons Advisors, LLC	Hood River Capital Management LLC
Portfolio Managers	Spencer Stewart has managed the Target Fund since September 2019. Andrey Kutuzov has managed the Target Fund since November 2021.	Spencer Stewart has managed the Target Fund since September 2019. Andrey Kutuzov has managed the Target Fund since November 2021.	Brian P. Smoluch, David G. Swank, Lance R. Cannon, and Rohan B. Kumar have jointly and primarily managed the Acquiring Fund since September 2021.
Management Fees	The Target Fund pays Seven Canyons an annual management fee of 0.70% based on the Fund’s average daily net assets.	The Target Fund pays Seven Canyons an annual management fee of 1.50% based on the Fund’s average daily net assets.	The Acquiring Fund pays Hood River an annual management fee of 1.05% based on the Fund’s average daily net assets.
Sales Loads	None	None	None

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund	Hood River International Opportunity Fund
	(Target Funds)		(Acquiring Fund)
Redemption Fee	2.00% on shares sold or redeemed within 60 days of purchase.	2.00% on shares sold or redeemed within 60 days of purchase.	None
Expense Limitations	Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.40% of the Fund’s average daily net assets. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term.	Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.70% and 1.60% of the Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term.	Hood River Capital Management LLC (“Hood River” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 1.15%. To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements will be greater than 1.15%. The waivers and reimbursements will remain in effect through January 31, 2026 unless terminated sooner by mutual agreement of the Fund’s Board of Trustees (the “Board”) and Hood River. Following the Reorganizations, if approved by the Target Funds’ shareholders, Hood River will not be able to recoup any fees previously waived by Seven Canyons under the current Target Fund expense limitation agreements.

Funds’ Fees and Expenses. The following table shows the current fees and expenses of the Target Funds (based on the Target Funds’ fiscal year ended September 30, 2024) compared to those of the Acquiring Fund (based on the Acquiring Fund’s period ended June 30, 2024) and the pro forma fees and expenses of the Acquiring Fund assuming the Reorganization had occurred on the first day of the twelve-month period ended June 30, 2024. Under the terms of the current expense limitation agreement applicable to the Acquiring Fund, the expenses payable by shareholders of the Seven Canyons World Innovators Fund are expected to go down in connection with its Reorganization, while the expenses payable by shareholders of the Seven Canyons Strategic Global Fund are expected to go up slightly in connection with its Reorganization. The expense limitation agreement in place for the Acquiring Fund renews automatically for additional one year periods unless terminated by the MDP Board or with the consent of the MDP Board. If the expense limitation agreement applicable to the Target Funds or the expense limitation agreement applicable to the Acquiring Fund were to terminate, the expenses payable by shareholders would increase to the figure set forth below in the “Total Annual Fund Operating Expenses” line item.

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund		Hood River International Opportunity Fund (Acquiring Fund)		Hood River International Opportunity Fund Pro Forma (Acquiring Fund)(1)
	(Target Funds)
Shareholder Fees (fees paid directly from your investment)	Investor	Investor	Institutional	Investor	Institutional	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%	2.00%	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Investor	Investor	Institutional	Investor	Institutional	Investor	Institutional
Management Fees	0.70%	1.50%	1.50%	1.05%	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	None	None	None	0.25%	None	0.25%	None
Shareholder Servicing Fee	None	None	None	0.06%(4)	0.06%(4)	0.06%(4)	0.06%(4)
Other Expenses	0.89%	0.35%	0.30%	3.73%	4.36%	0.70%	0.70%
Acquired Fund Fees and Expenses	None	None	None	0.02%(5)	0.02%(5)	0.02%(5)	0.02%(5)
Total Annual Fund Operating Expenses	1.59%	1.85%	1.80%	5.11%	5.49%	2.08%	1.83%
Fee Waiver and/or Expense Reimbursement	(0.19)%(2)	(0.15)%(3)	(0.20)%(3)	(3.63)%(6)	(4.26)%(6)	(0.60)%(6)	(0.60)%(6)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%(2)	1.70%(3)	1.60%(3)	1.48%	1.23%	1.48%	1.23%

(1) The Reorganizations are not contingent on each other and the Acquiring Fund's Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will remain the same regardless of whether or not shareholders of both Target Funds approve the Reorganizations.
(2) Seven Canyons has contractually agreed to limit the amount of the Strategic Global Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.40% of the Strategic Global Fund’s average daily net assets. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the AST Board, or (ii) Seven Canyons provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Seven Canyons will be permitted to recover expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Strategic Global Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time Seven Canyons waives or limits the expenses or (2) the contractual expense limit in effect at the time Seven Canyons seeks to recover the expenses; provided, however, that the Strategic Global Fund will not obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.
(3) Seven Canyons, has contractually agreed to limit the amount of the World Innovators Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.70% and 1.60% of the World Innovators Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the AST Board, or (ii) Seven Canyons provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Seven Canyons will be permitted to recover, on a class- by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Strategic Global Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time Seven Canyons waives or limits the expenses or (2) the contractual expense limit in effect at the time Seven Canyons seeks to recover the expenses; provided, however, the World Innovators Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.
(4) The Acquiring Fund has implemented a Shareholder Servicing Plan on behalf of its Institutional Shares and Investor Shares that allows the Acquiring Fund to make payments of up to 0.10% to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. The Acquiring Fund expects to accrue shareholder servicing fees of 0.06% for Institutional Shares and Investor Shares in the upcoming fiscal year. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund during the fiscal year.
(5) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Acquiring Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Acquiring Fund and exclude Acquired Fund Fees and Expenses.
(6) Hood River has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Acquiring Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 1.15%. To the extent the Acquiring Fund or a share class of the Acquiring Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements will be greater than 1.15%. The waivers and reimbursements will remain in effect through January 31, 2026 unless terminated sooner by mutual agreement of the MDP Board and Hood River. Hood River may request recoupment of previously waived fees and paid expenses from the Acquiring Fund for 36 months from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Acquiring Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.
Examples
The Examples below are intended to help you compare the cost of investing in the Target Funds with the cost of investing in the Acquiring Fund, assuming the Reorganizations have been completed. The Examples assume that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, and that each Fund’s total operating expenses remain the same. The Examples reflect the Hood River’s and Seven Canyons’ respective existing agreements to waive and reimburse expenses as noted in the fee table above. The pro forma expense examples for the Acquiring Fund assume the Reorganizations have occurred on the first day of the twelve-month period ended June 30, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	Year 1	Year 3	Year 5	Year 10
Seven Canyons Strategic Global Fund – Investor Class (Target Fund)	$143	$483	$847	$1,871
Seven Canyons World Innovators Fund – Investor Class (Target Fund)	$173	$567	$986	$2,154
Seven Canyons World Innovators Fund – Institutional Class (Target Fund)	$163	$547	$956	$2,097
Hood River International Opportunity Fund – Investor Shares (Acquiring Fund)	$151	$1,207	$2,262	$4,888
Hood River International Opportunity Fund – Institutional Shares (Acquiring Fund)	$125	$1,259	$2,382	$5,141
Hood River International Opportunity Fund – Investor Shares (Acquiring Fund) – Pro Forma	$151	$594	$1,063	$2,363
Hood River International Opportunity Fund – Institutional Shares (Acquiring Fund) – Pro Forma	$125	$517	$934	$2,099
Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when such Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. The Target Funds had a portfolio turnover rate of 88% and 70% for the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund respectively, of the average value of their portfolios during the fiscal year ended September 30, 2024. The Acquiring Fund had a portfolio turnover rate of 119% of the average value of its portfolio during its fiscal year ended June 30, 2024.
Past Performance. Set forth below is the performance information for the Target Funds and the Acquiring Fund. The Acquiring Fund will be the accounting and performance survivor of the Reorganizations. The bar charts and tables below show the historical performance of each Fund’s shares and provide some indication of the risks of investing in the Funds. The bar charts show how the Funds’ total returns before taxes have varied from year to year, while the tables compare the Funds’ average annual total returns to the returns of a broad measure of market performance and additional benchmark indices. Please keep in mind that past performance, before and after taxes, does not represent how the Funds will perform in the future. Investors may obtain updated performance information for the Target Funds at www.sevencanyonsadvisors.com or by calling (833) 722-6966, and the Acquiring Fund at www.hoodrivercapital.com or by calling (800) 497-2960.

SEVEN CANYONS STRATEGIC GLOBAL FUND
(Target Fund)

Calendar Year Total Returns for Investor Class Shares
Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

18.61% (2nd quarter, 2020)	(32.84)% (1st quarter, 2020)
Average Annual Total Returns
(For the periods ended December 31, 2024)

Seven Canyons Strategic Global Fund	One Year	Five Years	Ten Years
Investor Class Return Before Taxes	5.22%	3.29%	3.87%
Return After Taxes on Distributions	5.22%	1.67%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	2.21%	2.69%
S&P 500 Total Return Index (reflects no deductions for fees, expense or taxes)	25.02%	14.53%	13.10%
MSCI ACWI Small Cap Index (reflects no deductions for fees, expense or taxes)(1)	7.66%	6.68%	7.26%
MSCI All Country World Index (reflects no deductions for fees, expense or taxes)	17.49%	10.06%	9.23%
(1) ACWI Index is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 27 emerging markets.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Strategic

Global Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
SEVEN CANYONS WORLD INNOVATORS FUND
(Target Fund)

Calendar Year Total Returns for Investor Class Shares
Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

48.00% (2nd quarter, 2020)	(24.30)% (2nd quarter, 2022)
Average Annual Total Returns
(For the periods ended December 31, 2024)

Seven Canyons World Innovators Fund	One Year	Five Years	Ten Years
Investor Class Return Before Taxes	2.95%	0.03%	4.56%
Return After Taxes on Distributions	2.95%	(1.46)%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	0.07%	3.39%
MSCI All Country World Index IMI (reflects no deductions for fees, expense or taxes)	16.37%	9.67%	9.00%
MSCI All Country Ex-US Small Cap Index* (reflects no deductions for fees, expense or taxes)(1)	3.36%	4.30%	5.66%
Institutional Class
Return Before Taxes	3.10%	0.22%	5.48%(2)
MSCI All Country World Index IMI (reflects no deductions for fees, expense or taxes)	16.37%	9.67%	11.20%(2)

Seven Canyons World Innovators Fund	One Year	Five Years	Ten Years
MSCI All Country Ex-US Small Cap Index* (reflects no deductions for fees, expense or taxes)(1)*,(1)	3.36%	4.30%	6.89%(2)

* Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI
(1) The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.
(2) Since inception (February 1, 2016).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold World Innovators Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND
(Acquiring Fund)

Calendar Year Total Returns for Institutional Class Shares
Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

12.31% (4th quarter, 2022)	(21.91)% (2nd quarter, 2022)

Average Annual Total Returns
(For periods ended December 31, 2024)

Acquiring Fund	One Year	Lifetime (since 9-28-2021)
Institutional Class(1)
Return Before Taxes	20.19%	5.54%
Return After Taxes on Distributions	20.18%	5.39%
Return After Taxes on Distributions and Sale of Fund Shares	12.02%	4.26%
Investor Class(2)
Return Before Taxes	19.95%	20.49%
MSCI AC World Index ex USA Net Index (reflects no deductions for fees, expense or taxes)	5.53%	1.16%
MSCI All Country World ex USA Small Cap Index (reflects no deductions for fees, expense or taxes)	3.36%	(1.32)%

(1) Institutional Shares of the Acquiring Fund commenced operations on September 28, 2021.
(2) Investor Shares of the Acquiring Fund commenced operations on August 11, 2023. Performance shown for Investor Shares prior to inception (August 11, 2023) reflects the performance of Institutional Shares, and includes expenses of the Institutional Shares, which are higher than those of the Investor Shares. The performance of the Investor Shares will differ from that of the Institutional Shares due to differences in expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares will vary.
The Acquiring Fund will be the accounting and performance survivor following each Reorganization and, accordingly, the performance history of the Acquiring Fund will survive.
Comparison of Share Classes and Distribution Arrangements. Assuming approval of each Reorganization by shareholders of the relevant Target Fund, shares of the Target Funds will be reorganized into the corresponding classes of shares of the Acquiring Fund, which are described below. This section of the Proxy Statement describes the different distribution arrangements and eligibility requirements among the various share classes of the Funds.
Distribution Arrangements and Principal Underwriters. ALPS Distributors, Inc. (“ADI”) is the distributor and principal underwriter for the Target Fund’s shares. Quasar Distributors, LLC (“Quasar”) is the distributor and principal underwriter for the Acquiring Fund’s shares. ADI and Quasar offer shares of the Target Funds and the Acquiring Fund, respectively, on a continuous basis directly and through authorized financial intermediaries. ADI and Quasar are registered broker-dealers and members of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Class Structure. The Target Funds offer different share classes. The Seven Canyons Strategic Global Fund offers Investor Class Shares. The Seven Canyons World Innovators Fund offers Investor Class Shares and Institutional Class Shares. The Acquiring Fund offers three classes of shares, designated as Investor Shares, Institutional Shares and Retirement Shares. The Target Funds do not offer Retirement class shares and the Acquiring Fund’s Retirement Shares class are not part of the Reorganizations. Each Target Fund’s shareholders will receive shares of the corresponding class of the Acquiring Fund’s shares in connection with the Reorganization as follows:

Target Fund – Target Class	Acquiring Fund – Acquiring Class
Seven Canyons Strategic Global Fund – Investor Class	Hood River International Opportunity Fund – Investor Shares
Seven Canyons World Innovators Fund – Investor Class	Hood River International Opportunity Fund – Investor Shares
Seven Canyons World Innovators Fund – Institutional Class	Hood River International Opportunity Fund – Institutional Shares
The different share classes offered by the Funds are designed to address different investment needs through distinct fee structures. The similarities and differences among the distribution and service fees applicable to each share class of the Target Funds and the Acquiring Fund are described below.
•Investor Shares. Unlike the Target Funds, Investor Shares of the Acquiring Fund are subject to an annual Rule 12b-1 fee of up to 0.25% and pay a shareholder servicing fee of up to 0.10%.
•Institutional Shares. Institutional Shares of the Acquiring Fund pay a shareholder servicing fee of up to 0.10%. As in the case of the World Innovators Fund, Institutional Shares of the Acquiring Fund are not subject to a Rule 12b-1 fee. Institutional Class shares of the Target Funds are offered to all types of investors that meet the minimum investment requirement for Institutional Class shares. Institutional Shares of the Acquiring Fund are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans, subject to the applicable investment minimums. Institutional Shares of the Acquiring Fund are available to institutional investors, IRAs, certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf, existing Institutional class shareholders, Trustees of the Trust, former trustees of the Trust, employees of affiliates of the Funds and the Adviser and other individuals who are affiliated with the Funds (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Hood River affiliate employee benefit plans, and wrap fee programs of certain broker-dealers (please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees). The eligibility requirements to hold Institutional Shares of the Acquiring Fund will be waived for shareholders of the Target Funds that hold Institutional Class so that such Target Fund Shareholders will be permitted to hold and purchase additional Institutional Class Shares of the Acquiring Fund following the Reorganizations whether or not such shareholders currently meet the eligibility requirements for Institutional Shares.

•Minimum Initial Investments. The minimum initial amount of investment in Investor Class shares of the Target Funds is $2,000 for each account (including for opening IRA accounts), or $1,000 to open a Coverdell Education Savings Account or if an Automatic Investment Program is established. Other than the reinvestment of dividends and capital gains, the minimum for subsequent purchases in regular and IRA accounts is $100. The minimum for subsequent purchases via the automatic investment plan is $50 monthly and/or $100 quarterly.

The minimum initial amount of investment in Institutional Class shares of the World Innovators Fund, including IRAs is $1,000,000. Other than the reinvestment of dividends and capital gains, there is a $5,000 minimum for subsequent purchases.

The minimum initial investment for Investor Shares of the Acquiring Fund is $1,000. The minimum initial investment in Institutional Shares of the Acquiring Fund is $25,000. There is no minimum for subsequent purchases of either share class.
Distribution and Servicing Fees. The Acquiring Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of the Investor Shares to pay distribution fees for the sale and distribution of Fund shares. Under the Rule 12b-1 Plan, Investor Shares pay the Distributor and other authorized recipients a Rule 12b-1 fee at an annual rate of up to 0.25% of their average daily net asset value. The Distributor uses this Rule 12b-1 fee primarily to finance activities that promote the sale of Investor Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor or the Acquiring Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon shares owned by their clients or customers. The Target Funds have not adopted a Rule 12b-1 Plan and therefore may not pay for any distribution-related services out of Fund assets.
The Acquiring Fund has implemented a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Institutional Shares and Investor Shares that allows the Acquiring Fund to make payments to financial intermediaries and other service providers for Institutional and Investor shareholders in return for shareholder servicing and maintenance of Institutional and Investor shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Acquiring Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively, and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares. The Target Funds have not adopted a Shareholder Servicing Plan. The AST Board has authorized the payment of delegated transfer agent equivalent services (“DTAES”) fees by each Target Fund. DTAES fees are payments for sub-transfer agency and related services paid by the Target Funds directly, and are allocated by class. The DTAES fees are comparable to the fees paid by the Acquiring Fund under the Shareholder Servicing Plan.
The DTAES fees charged for the Seven Canyons World Innovators Fund for the fiscal year ended September 30, 2024 was 9.84 basis points and 4.37 basis points for the Investor and Institutional Classes,

respectively. The authorization for the Institutional Class ceased effective February 1, 2024. The DTAES fees charged for the Seven Canyons Strategic Global Fund for the fiscal year ended September 30, 2024 was 7.44 basis points. The maximum DTAES fees that could be charged by each Target Fund, for each applicable class, is 18 basis points.
If the Reorganizations are consummated, Investor Class shares and Institutional Class shares of the Target Funds will be exchanged for the corresponding share classes of the Acquiring Fund. Shareholders of the Investor Class of a Target Fund will become subject to Rule 12b-1 fees as shareholders of the Investor Shares of the Acquiring Fund. Both Investor Class shares and Institutional Class shares of the Target Funds will be subject to fees incurred under the Shareholder Servicing Plan as shareholders of the corresponding classes of the Acquiring Fund.
Payments to Financial Intermediaries. Seven Canyons and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Target Funds). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Target Funds or their applicable shareholders.
Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Target Funds to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.
Similarly, Hood River or its affiliates may pay financial intermediaries for distribution, marketing, servicing, and sales support out of its profits or other sources available to it (and not an additional charge to the Acquiring Fund). These payments may include amounts that are sometimes referred to as “revenue sharing” payments and are in addition to or in lieu of any amounts payable to financial intermediaries under the Acquiring Fund’s Rule 12b-1 Plan or Shareholder Servicing Plan.
Comparison of Purchase and Redemption Procedures.
Purchase Procedures. With respect to the Target Funds, the Strategic Global Fund offers Investor Class shares. The World Innovators Fund offers Investor Class shares and Institutional Class shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.
In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.
With respect to the Acquiring Fund, the Fund’s shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investments for Institutional Shares and Investor Shares of a Fund are $25,000 and $1,000, respectively. Additional investments may be made in any amount. The Fund reserves the right to change the criteria for eligible investors and investment minimums, and the investment minimums may be waived at the discretion of the Adviser. The Fund reserves the right to waive the eligibility requirements for certain investors in their sole discretion when deemed in the best interest of the Fund and share class.
Shares of the Acquiring Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Additional information about purchase procedures of the Acquiring Fund is available in the Acquiring Fund’s Prospectus which accompanies this Proxy Statement.
Redemption Procedures. Redemptions of Target Funds shares, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.
Each Target Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.
Each Target Fund has reserved the right to redeem shares “in kind.” Additionally, each Fund permits redemptions by mail, wire transfer, and telephone. Shareholders of the Acquiring Fund who request a redemption wire transfer will be required to pay a $15 wire transfer fee to cover costs associated with the transfer.
With respect to the Acquiring Fund, shareholders may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent or authorized financial intermediary has received your redemption request. The Fund’s name, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures of all shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.

The price of the Acquiring Fund’s shares is based on its net asset value. The net asset value per share of the Acquiring Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business . Any order received after the close of trading on the NYSE will be processed at the net asset value as determined as of the close of trading on the next day the NYSE is open.
Additional information regarding the Acquiring Fund’s redemption procedures is available under “Shareholder Information” in the Acquiring Fund’s Prospectus which accompanies this Proxy Statement.
Comparison of Exchange Privileges. With respect to the Target Funds, if you have held your shares in a Fund for at least seven days, you may exchange those shares for shares (of a corresponding share class) of the other Target Fund if such Target Fund is available for sale in your state and you meet the required investment criteria.
Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of either Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. For a Fund or Funds with multiple classes, you may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.
With respect to the Acquiring Fund, you may exchange all or a portion of your investment in the Fund for shares of any series of MDP for which Hood River serves as investment adviser (the “Hood River Fund Family”) to an identically registered account in the same share class of another Fund in the Hood River Fund Family. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Purchase of Shares,” unless that account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes which may result in a taxable capital gain or loss. Call the Fund at (800) 497-2960 to learn more about exchanges.
For additional information about the Acquiring Fund’s exchange procedures, please see “Shareholder Information” in the Acquiring Fund’s Prospectus which accompanies this Proxy Statement.
Summary of the Material U.S. Federal Income Tax Consequences of the Reorganization. As a condition to the Reorganization, AST and MDP shall have received an opinion of counsel, dated as of the Closing Date, to the effect that (among other conclusions) the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes within the meaning of Section 368(a) of the Code. Accordingly, no gain or loss generally will be recognized by the Target Funds upon their respective transfer of assets solely in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of liabilities or by shareholders of the Target Funds upon their receipt of shares of the Acquiring Fund. As a consequence of the Target Funds and their shareholders recognizing no gain or loss in the Reorganization as described in the opinion of counsel, the aggregate tax basis for the shares of the Acquiring Fund received by shareholders of the Target Funds (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis for the shares of a Target Fund that are constructively surrendered in exchange therefor. In addition, the holding period of the shares of the Acquiring Fund that are received in connection with the Reorganization will include the period during which the shares of a Target Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. Notwithstanding the foregoing, the Target Funds may recognize gain or loss (A) with respect to assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year, (B) on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (C) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, and (D) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. See “Information About the Reorganization—Material U.S. Federal Income Tax Consequences,” below for additional tax information and for additional information concerning the tax opinion summarized below.
INFORMATION ABOUT THE REORGANIZATION
Reasons for the Reorganization. The primary purpose of each Reorganization is to restructure each Target Fund and combine it with the Acquiring Fund, one of three series of MDP that is managed by Hood River. In the fourth quarter of 2024, Seven Canyons and Hood River notified the Board of Trustees of AST and the Board of Directors of MDP, respectively, that Hood River had proposed the Reorganizations whereby the Target Funds would be reorganized into the Acquiring Fund and Investor Class shares and Institutional class shares of the Target Funds will be exchanged for the corresponding share classes of the Acquiring Fund. Seven Canyons and Hood River subsequently entered into the Transaction Agreement pursuant to which Seven Canyons will sell its books and records and other assets relating to the management of the Target Funds to Hood River in exchange for a cash payment and Hood River’s agreement to bear related costs. Each Reorganization is subject to approval by shareholders of the relevant Target Fund. If approved by shareholders of the Target Funds, the Reorganization is expected to occur on or about March 24, 2025. If a Target Fund does not obtain shareholder approval of the Reorganization, the Board of Trustees of AST would then consider other alternatives, which may include liquidating one or both of the Target Funds, maintaining the Target Funds in their current states of operation, or other potential reorganizations.
Transaction Agreement. Seven Canyons and Hood River have entered into the Transaction Agreement pursuant to which Seven Canyons will sell its books and records and other assets relating to Seven Canyons’ provision of investment management services to the Target Funds to Hood River in exchange for a cash payment over time based on certain metrics and Hood River’s agreement to cover costs incurred in connection with the approval and implementation of the Reorganization Agreement.
In the Transaction Agreement, each of Seven Canyons and Hood River agreed that it will not take any action that would have the effect, directly or indirectly, of causing the benefits and protections of Section 15(f) under the 1940 Act to be unavailable, if applicable.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser or its affiliated persons to receive any amount or benefit in connection with the transfer of advisory arrangements, subject to the satisfaction of two conditions. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the adviser or the predecessor adviser. The MDP Board currently satisfies this condition and the Acquiring Fund expects that the MDP Board will continue to satisfy this condition.

Second, for a period of two years after the transaction, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser (Hood River) or predecessor investment adviser (Seven Canyons), or any interested person of the investment adviser or predecessor investment adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or (ii) from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Acquiring Fund is not aware of any circumstances relating to the Reorganizations that might result in the imposition of such an “unfair burden” on the Acquired Fund.
Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Target Funds will be reorganized into the Acquiring Fund. The form of the Reorganization Agreement is attached as Appendix A, and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and material federal income tax consequences of the Reorganizations.
The Reorganization. The Reorganization Agreement provides that, with respect to each Target Fund separately, upon the transfer of the assets and liabilities of the Target Fund to the Acquiring Fund, the Acquiring Fund will issue to the Target Fund the number of full and fractional Acquiring Fund Shares of the appropriate class having an aggregate net asset value equal in value to the aggregate net asset value of the Target Fund’s shares being exchanged therefor, calculated as of the Closing Date. The Target Fund will distribute such Acquiring Fund Shares to the shareholders of the Target Funds in complete liquidation of the Target Fund. Each Target Fund will then be terminated as a series of AST. Upon completion of the Reorganization, each shareholder of a Target Fund will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Target Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the last business day prior to the Closing Date. Such shares will be held in an account with the Acquiring Fund identical in all material respects to the account currently maintained by the Target Fund for such shareholder.
Until the Closing Date, shareholders of the Target Funds will continue to be able to redeem their shares at NAV next determined after receipt by the Target Funds’ transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption or purchase of Acquiring Fund Shares received by the Target Funds’ shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Funds will be canceled on the books of the Target Funds and the transfer agent’s books of the Target Funds will be permanently closed.
The Reorganization with respect to each Target Fund is subject to a number of conditions, including, without limitation, approval by shareholders of the Target Fund, the receipt of a legal opinion from counsel to the Acquiring Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization

Agreement, the effective time of the Reorganization will be immediately prior to the opening of business on March 24, 2025, or such other date as is agreed to by the parties.
Material U.S. Federal Income Tax Consequences. Subject to the assumptions and limitations discussed below, the following discussion describes the expected material U.S. federal income tax consequences of the Reorganization to shareholders of the Target Funds. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.
This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Target Fund Shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization. Note: shareholders of the Target Funds are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.
The Funds will receive an opinion from the law firm of Godfrey & Kahn, S.C. to the effect that the Reorganization with respect to each Target Fund will qualify as a “reorganization” under Section 368(a) of the Code. As a reorganization under Code Section 368(a), the Reorganization with respect to each Target Fund generally will not be taxable to the Acquiring Fund, the Target Funds or their shareholders for U.S. federal income tax purposes. Nonetheless, the Targets Fund may recognize gain or loss with respect to certain assets, including assets as to which unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. Even though the Reorganization is expected to be tax-free as described above, because the Reorganization will end the taxable year of the Target Funds, the Reorganization may accelerate taxable distributions from the Target Funds to the shareholders of the Target Funds.
The aggregate cost basis and the holding period of your shares of the Target Fund as determined for U.S. federal income tax purposes generally will carry over to the shares of the Acquiring Fund you receive in the Reorganization due to the tax-free nature of the Reorganization.
A Shareholder of a Target Fund who has acquired Target Fund shares at different times or at different prices may own different shares of the Target Fund that have different holding periods and/or different adjusted tax bases for U.S. federal income tax purposes. Any such shareholders should consult the shareholder’s own tax advisor concerning how the holding period and cost basis of the shares of the Acquiring Fund received in the Reorganization will be allocated among the Acquiring Fund shares.
The tax opinion described above will be conditioned on certain representations and covenants made by the parties. If any of these representations or covenants is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the Internal Revenue Service (“IRS”), nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders should consult their own tax advisors as to the specific tax consequences to them under the U.S. federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.
At any time prior to the consummation of the Reorganization, a shareholder of a Target may redeem Target Fund shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.
Prior to the Closing Date, the Target Funds will declare a distribution or distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing date (after reduction for any capital loss carryforward).
As of September 30, 2024, the Seven Canyons Strategic Global Fund had capital loss carryforwards of $1,737,455 and as of September 30, 2024, the Seven Canyons World Innovators Fund had capital loss carryforwards of $68,399,956. As of June 30, 2024, the Acquiring Fund had no long-term capital loss carryforwards.
The Reorganizations may result in a limitation on the ability to use any capital loss carryforwards and any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund and each Target Fund (each, a “Limited Fund”). These limitations, pursuant to Section 382 of the Code, are imposed on an annual basis. Losses in excess of any limitation imposed under Code Section 382 generally may be carried forward subject to the same Section 382 limitation. The Section 382 limitation generally will equal the product of the net asset value of the respective Limited Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published monthly by the IRS, in effect at such time. The long-term tax-exempt rate in effect for December 2024 is 3.43%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Reorganization.
In certain instances, under Section 384 of the Code, there may also be a limitation on using the Target Funds’ capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Reorganization, or vice-versa, to the extent such gains are realized within five years following the Reorganization. The ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Funds and Acquiring Fund shareholders following the Reorganization. Therefore, shareholders of the Target Funds may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Reorganization did not occur.
Furthermore, in addition to the other limitations on the use of losses, Section 381 of the Code prescribes that, for the taxable year of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Reorganization can be reduced by the Acquired Fund’s capital loss carryforwards (if applicable and as otherwise may be limited under Sections 382 and 384 of the Code, as described above).

As noted above under “Comparison of Management, Management Fees, Sales Loads and Expense Limitation Agreements of the Target Funds and Acquiring Fund” it is anticipated that a substantial portion of the securities held by the Target Funds will be disposed of in connection with the Reorganization to align the securities portfolio of the Target Funds with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Funds and increased taxable distributions to shareholders of the Target Funds. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net realized capital gain from sales that occur prior to the Reorganization will be distributed to the shareholders of the Target Funds as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryovers), and such distributions will be taxable to shareholders (other than tax-exempt shareholders or those that hold Target Fund shares through tax-qualified arrangements such as 401(k) plans or individual retirement accounts). This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. It is also possible that the Acquiring Fund will experience higher portfolio turnover and increased trading costs following the Closing Date as Hood River aligns the Target Funds’ securities received pursuant to the Reorganization to Hood River’s investment strategy, and that such alignment could result in increased taxable distributions to shareholders of the Acquiring Fund.
Shareholders of the Target Funds should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state, or local income tax consequences.
Other U.S. federal income tax consequences are discussed in the Reorganization SAI relating to this Proxy Statement.
Board Considerations. At the August 15, 2024 regular meeting of the AST Board, representatives of Seven Canyons informed the AST Board that Seven Canyons was exploring potential strategic alternatives for each Target Fund. At the November 21, 2024 regular meeting of the AST Board, each proposed Reorganization was presented to the AST Board for consideration.
At its November 21, 2024 meeting, the AST Board reviewed detailed information about each proposed Reorganization. For the reasons discussed below, the AST Board, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of AST (the “Independent Trustees”), determined that each Reorganization was in the best interests of each Target Fund and its shareholders, and voted to approve each Reorganization and to present such Reorganization to the shareholders of applicable Target Fund for approval.
Before approving the Reorganization Agreement, the AST Board evaluated materials provided by management of the Trust, MDP, Hood River, and Seven Canyons, and reviewed various factors about each Target Fund, the Acquiring Fund, and each proposed Reorganization. The materials reviewed and discussed by the AST Board included, among other items: (i) MDP and Hood River’s responses to the AST Board’s requests for information, (ii) the draft Reorganization Agreement and related ancillary documents, (iii) the draft prospectus and statement of additional information for the Acquiring Fund, and (iv) the draft Proxy Statement.

The AST Board was also informed by management of the Trust about potential alternatives to the Reorganizations identified from the exploration of strategic alternatives. The AST Board considered alternatives to each Reorganization, such as the liquidation of each Target Fund, maintaining each Target Fund in its current state of operation, or other potential reorganizations. In considering the alternative of liquidation, the AST Board noted that (i) any shareholders of either Target Fund not wishing to become part of the Acquiring Fund could redeem their shares of such Target Fund at any time prior to closing without penalty but subject to any applicable redemption fees and (ii) that each Reorganization would allow shareholders of the applicable Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a substantially similar investment objective and principal investment strategies.
In its deliberations, the AST Board did not identify any single factor that was paramount or controlling, and each member of the AST Board may have attributed different weights to various factors. Factors considered by the AST Board in assessing and approving the Reorganization included, among others, in no order of priority:
•the terms of each proposed Reorganization, including the anticipated tax-free nature of such Reorganization for each Target Fund and its shareholders;
•the substantial similarities of the investment objective and principal investment strategies of each Target Fund and the Acquiring Fund;
•pursuant to the Reorganization Agreement, neither Target Fund will bear or pay any reasonable and documented fees and expenses associated with the Reorganization;
•the 1.05% advisory fee to be paid to Hood River under the Acquiring Fund’s advisory agreement would be lower than the 1.50% fee paid by the Seven Canyons World Innovators Fund to Seven Canyons under the World Innovator Fund’s current advisory agreement and the advisory fee to be paid to Hood River would be higher than the 0.70% fee paid by the Seven Canyons Strategic Global Fund;
•the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are expected to decrease for shareholders of the Seven Canyons World Innovators Fund as a consequence of the Reorganization while the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are expected to slightly increase for shareholders of the Seven Canyons Strategic Global Fund as a consequence of the Reorganization;
•the current expense limitation agreement for the Acquiring Fund;
•pursuant to the Reorganization Agreement, the completion of the Reorganization for a Target Fund is not contingent on the completion of the Reorganization for the other Target Fund;
•the performance of the Acquiring Fund and the nature, extent and services to be provided by Hood River as the investment adviser to the Acquiring Fund;
•that following the Reorganization, each Target Fund would no longer be managed by Seven Canyons and would be managed by Hood River as the investment adviser to the Acquiring Fund; and

•the potential brokerage commission and gains on sale of portfolio securities of each Target Fund in connection with the Reorganization, and the potential resulting capital gains distributions to shareholders of such Target Fund.
After considering all the factors outlined above and such other factors as the AST Board deemed appropriate, the AST Board, including the Independent Trustees, unanimously approved the Reorganization of each Target Fund into the Acquiring Fund. After considering all the factors outlined above and such other factors as the AST Board deemed appropriate, the AST Board, including the Independent Trustees, also determined that each Reorganization would be in the best interests of each Target Fund and its shareholders.
Costs and Expenses of the Reorganizations. The costs of the Reorganization will be borne by Hood River and not the Funds. Under the Reorganization Agreement, Hood River has agreed to pay the following costs and expenses relating to obtaining shareholder approval from shareholders of the Target Funds: the actual, out of pocket costs and expenses (including reasonable legal fees and expenses of outside counsel) associated with (i) preparing and filing the Proxy Statement, (ii) clearing SEC comments on the Proxy Statement, (iii) printing and mailing or otherwise transmitting the Proxy Statement to the shareholders of the Target Funds, (iv) retaining a proxy solicitor and tabulator, including any costs associated with obtaining beneficial ownership information, and (v) any other solicitation activities conducted by Hood River or Seven Canyons designed to obtain shareholder approval of the Reorganization Agreement. Seven Canyons will bear any expenses incurred in connection with the termination of any agreement to which Seven Canyons, with respect to the Target Funds, is a party. In addition, the costs of restructuring the Funds’ portfolios, including, but not limited to brokerage commissions and other transaction costs (if any), will be borne by the Target Fund directly incurring them. Thus, the Target Funds will bear the costs related to the proposed repositioning of each Target Fund’s portfolio holdings prior to the Closing of the Reorganization.
Capitalization. The following table sets forth the capitalization of the Target Funds, the Acquiring Fund and, on a pro forma basis, the successor Acquiring Fund, as of December 1, 2024, after giving effect to the Reorganization.

Fund Capitalization as of December 1, 2024	Net Assets	Shares Outstanding	Net Asset Value Per Share
Seven Canyons Strategic Global Fund (Target Fund)
Investor Class	$13,756,511	1,179,934	$11.66
Seven Canyons World Innovators Fund (Target Fund)
Investor Class	$41,804,410	2,995,796	$13.95
Institutional Class	$3,640,862	253,983	$14.34
Hood River International Opportunity Fund (Acquiring Fund)
Investor Class	$463,623	38,355	$12.09
Institutional Class	$30,430,934	2,509,734	$12.13
Hood River International Opportunity Fund Pro Forma (Acquiring Fund)
Investor Class	$56,024,544	4,633,965	$12.09
Institutional Class	$34,071,796	2,809,888	$12.13

Recommendation of the Board of Trustees. The AST Board unanimously recommends that shareholders of the Target Funds vote FOR the proposal to approve the Reorganization Agreement.
VOTING INFORMATION
General. The record holders of the shares outstanding of the Target Funds as of December 20, 2024 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting.
Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Target Funds a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not itself revoke a proxy.
Quorum; Adjournment. In order for a vote on the proposal by the Target Funds to occur at the Meeting, there must exist a quorum of shareholders of the Target Funds. The presence at the Meeting, in person or by proxy, of shareholders representing thirty percent (30%) of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting; provided, however, that any lesser number shall be sufficient for matters upon which shareholders of the Target Funds vote at adjournments. For purposes of determining the presence of a quorum, abstentions will be counted as present and will have the effect of a “no” vote for purposes of obtaining the requisite approval for the Reorganization.
A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. It is AST’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will not have discretionary authority to vote any shares held beneficially by their customers on the proposed Reorganizations with respect to the Target Funds, there will not be any “broker non-votes” at the Meeting.
In the event a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposal have not been received, the shareholders present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the Meeting at which adjournment is taken. Any adjourned session or sessions may be held within a reasonable time after the date set for the original Meeting, without the necessity of further notice. Abstentions and broker “non-votes” will not be counted for or against such proposal to adjourn.

Record Date. Only the shareholders of record of the Target Funds at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of each class of the Target Funds is set forth below:

Outstanding Shares	Investor Class	Institutional Class
Seven Canyons Strategic Global Fund	1,178,625.6790	N/A
Seven Canyons World Innovators Fund	2,926,796.3300	248,374.1580
Proxy Solicitation. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Hood River as set forth in the Reorganization Plan. In addition to the solicitation by mail, certain officers and representatives of MDP and officers and representatives of Seven Canyons and AST, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. The Target Funds have retained Broadridge Financial Solutions, Inc. as proxy tabulator and such costs are estimated to be approximately $50,000, which will be paid for by Hood River. As of the date of this Proxy Statement, the Target Funds have not retained a proxy solicitation agent. If such agent is retained after the mailing of this Proxy Statement, Hood River (and not the Funds) will bear the proxy solicitor’s costs.
Required Vote. Shareholders of each Target Fund will vote separately on approval of the Reorganization Agreement.  The Reorganization will be effected with respect to an individual Target Fund only if such Target Fund’s shareholders approve the Reorganization. Approval of each Reorganization requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the applicable Target Fund. As defined in the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Target Fund present at the Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Target Fund entitled to vote thereon. If the shareholders of one Target Fund approve the Reorganization with respect to such Target Fund but the shareholders of the other Target Fund do not approve the Reorganization with respect to the other Target Fund, then the Reorganization will be implemented only with regard to the Target Fund that received shareholder approval of the Reorganization, provided the other closing conditions are satisfied or waived. Abstentions will have the effect of a “no” vote on the proposal because the approval of each Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy.

ADDITIONAL INFORMATION ABOUT THE FUNDS
The following provides certain additional information about each Fund. For additional information, please see the Target Funds’ Prospectus, which is incorporated herein by reference, and the Acquiring Fund Prospectus, which is incorporated herein by reference and accompanies this Proxy Statement.
Distributions. The Target Funds and Acquiring Fund generally declare and distribute net investment income and net capital gain, if any, at least annually.
Tax Information. The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Proxy Statement/Prospectus and summarizes only some of the important federal income tax considerations affecting the Acquiring Fund. It does not apply to foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) plan or individual retirement account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation.
The Acquiring Fund has elected to be treated and intend to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Acquiring Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
The Acquiring Fund’s distributions, whether received in cash or additional shares of a Fund, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income, dividend income or long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of the Acquiring Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Acquiring Fund Shares that have appreciated securities, you will receive a taxable return of part of your investment if and when it sells the appreciated securities and distributes the gain. The Acquiring Fund has built up, or have the potential to build up, high levels of unrealized appreciation.
The Acquiring Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.
In general, when a shareholder sells Acquiring Fund Shares, it must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss, and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax adviser.

If you hold Acquiring Fund Shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from the Acquiring Fund or redeem shares, you may be subject to backup withholding.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Target Funds or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Funds and their related companies and the Acquiring Fund, Hood River, the Acquiring Fund’s distributor or any of their respective affiliates, may pay the applicable intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the applicable Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Description of the Securities to be Issued; Rights of Shareholders. Set forth below is a description of the Acquiring Fund Shares to be issued to the shareholders of the Target Funds in the Reorganizations. Also set forth below is a summary of the material rights of shareholders of each Fund, which does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware Statutory Trust Act, AST’s Declaration of Trust, as amended and By-Laws, each as amended from time to time, and MDP’s Amended and Restated Agreement and Declaration of Trust and By-Laws, each as supplemented or amended from time to time (together, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
•Form of Organization. Each Target Fund is a series of ALPS Series Trust, an open-end, diversified investment company organized as a Delaware statutory trust. The Acquiring Fund is a series of Manager Directed Portfolios, an open-end, diversified investment company organized as a Delaware statutory trust. The Strategic Global Fund offers Investor Class shares. The World Innovators Fund and the Acquiring Fund each offer Investor Class shares and Institutional Class shares.
•Shares. AST is authorized to issue an unlimited number of shares of beneficial interest, no par value, from an unlimited number of series of shares. Currently, AST offers ten series of shares to the public, including the Target Funds. Shares of series of AST have no preemptive rights.
MDP is authorized to issue an unlimited number of shares of beneficial interest, with a par value $0.01 per share. MDP’s Board is authorized to classify MDP’s shares into separate series. Currently, MDP offers thirteen series to the public, including the Acquiring Fund. The Board is also authorized to further classify the shares of MDP series into classes. The Acquiring Fund has three classes of shares and is offering Investor Shares and Institutional Shares to shareholders of the Target Funds in the Reorganizations. Shares of series of MDP have no preemptive, cumulative voting, or subscription rights and are freely transferable.
•Voting Rights. On each matter submitted to a vote of shareholders of the Target Funds, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On any matter submitted to a vote of shareholders of AST, shares are voted by series and not in the aggregate, except when voting in the aggregate is required by the 1940 Act or when the Board determines that the matter affects one or more series or classes of a series.
On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share validly issued and outstanding, with a fractional vote for each fractional share, on matters presented at a shareholders’ meeting. Except as otherwise specifically provided in the 1940 Act and the Governing Instruments of the Acquiring Fund, all matters shall be decided by a vote of the majority of the total number of shares entitled to vote, except only a plurality vote is necessary to elect Trustees.
•Shareholder Meetings. With respect to AST, as series of a Delaware statutory trust, the Target Funds are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of AST may be called by the Board and must be called by the Board upon written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
With respect to MDP, as a series of Delaware statutory trust, the Acquiring Fund is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of MDP may be called by the Board and must be called by the Board for the purpose of voting upon the removal of one or more trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.
Shareholder Liability. Consistent with the Delaware Statutory Trust Act, the governing instruments for the Target Funds and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the debts or obligations of a Fund.
•Trustee and Officer Liability. As permitted by the 1940 Act, the governing instruments for the Target Funds and the Acquiring Fund indemnify their trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that AST and MDP do not provide indemnification for, among other items, liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.
Trustees and Officers. AST and MDP are each managed under the general oversight by their respective Board of Trustees. The persons currently serving as trustees and officers of MDP will oversee the Acquiring Fund after the Reorganizations. The Target Funds’ SAI and Acquiring Fund’s SAI provide additional information about the AST Board and of MDP Board, including their respective qualifications to serve as trustees, their compensation and ownership in series of AST and MDP, as applicable.
Fund Management. The Target Funds are managed by Seven Canyons. The Acquiring Fund is managed by Hood River. After the Reorganizations, Hood River will continue to serve as the Acquiring Fund’s investment adviser.

Each of Seven Canyons’ portfolio managers are jointly and primarily responsible for the day-to-day management of the Target Funds’ portfolio. Spencer Stewart and Andrey Kutuzov co-manage the Target Funds.
Hood River’s portfolio managers are jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. Brian P. Smoluch, David G. Swank, Lance R. Cannon, and Rohan B. Kumar co-manage the Acquiring Fund and will continue to co-manage the Acquiring Fund after the Reorganizations.
Brian P. Smoluch, CFA. Mr. Smoluch co-founded Hood River in 2013 as a spinoff from Roxbury where he managed the Small-Cap Growth strategy for 10 years. Prior to Roxbury, Brian was part of the small/mid-cap team at Columbia Management. He began his career as an investment banking financial analyst at Salomon Brothers in New York. Mr. Smoluch has a B.S. with Distinction from the University of Virginia and an M.B.A. from Harvard University.
David G. Swank, CFA. Mr. Swank co-founded Hood River in 2013 as a spinoff from Roxbury where he managed the Small-Cap Growth strategy for 5 years. Prior to Roxbury, David worked for GMT Capital Corporation as the healthcare sector head of a $4 billion long/short equity hedge fund. He previously worked at Morgan Stanley Investment Management and began his career as a research associate at Furman Selz and Montgomery Securities. Mr. Swank has a B.S. with Distinction from the University of Virginia and an M.B.A. from the Tuck School of Business at Dartmouth College.
Lance R. Cannon, CFA. Mr. Cannon joined Hood River in 2018 as a research analyst and has 16 years of financial market experience. Prior to joining Hood River, Lance was a senior analyst at USDR Investment Management. He previously performed equity research at TCW and Kayne Anderson Rudnick and was a managing director at GPS Capital Markets, Inc. Lance has a B.S. in business management, with an emphasis in finance, from Brigham Young University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.
Rohan B. Kumar. Mr. Kumar joined Hood River in 2015 as a research analyst and has 14 years of investment experience. Prior to joining Hood River, Rohan was a research analyst at Hawkeye Capital Management. He previously was an analyst at Reliance Capital and began his career as a Component Design Engineer at Intel. Rohan has a Bachelor of Technology in electrical engineering from the Indian Institute of Technology at Kharagpur, a Masters from Harvard’s Kennedy School and his M.B.A. from The Wharton School at the University of Pennsylvania.
The Target Funds’ SAI and Acquiring Fund’s SAI provide additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.
Other Fund Service Providers. The Target Funds use the services of ALPS Fund Services, Inc. as their transfer agent, administrator and fund accountant. The Acquiring Fund uses the services of U.S. Bank N.A. (“USB”) as its transfer agent, administrator and fund accountant. The Target Funds use ALPS Distributors, Inc. (“ADI”) as their distributor. The Acquiring Fund uses Quasar Distributors, LLC as its distributor. The Target Funds use the services of State Street Bank and Trust Company as its custodian, and the Acquiring Fund uses USB as its custodian. After the Reorganizations, Quasar and USB will continue to provide their respective services to the Acquiring Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. serves as the independent registered public accounting firm to the Target Funds and the Acquiring Fund. After the Reorganizations, Cohen & Company, Ltd. will continue to provide services to the Acquiring Fund.
Ownership of Securities of the Funds. As of December 31, 2024, trustees and officers of AST, as a group, owned less than 1% of each class of the Target Funds. As of the same date, trustees and officers of MDP, as a group, owned less than 1% of each class of the Acquiring Fund. As of December 31, 2024, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Funds. As of the the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Acquiring Fund.

Principal Shareholders and Control Persons – Seven Canyons Strategic Global Fund (Target Fund)	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of Combined Fund by Class
NATIONAL FINANCIAL SERVICE CO 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Investor	249,746.87	21.88%	6.11%
CHARLES SCHWAB & CO ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	176,135.95	15.43%	4.31%

Principal Shareholders and Control Persons – Seven Canyons World Innovators Fund (Target Fund)	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of Combined Fund by Class
NATIONAL FINANCIAL SERVICE CO 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Investor	679,438.59	23.44%	16.62%
CHARLES SCHWAB & CO ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	597,682.07	20.62%	14.62%
CHARLES SCHWAB & CO ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	99,829.70	42.41%	2.60%
NATIONAL FINANCIAL SERVICE CO 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Institutional	36,322.32	15.43%	0.95%
WELLS FARGO CLEARING SERVICES LLC PO BO 787 TOWERS OF KENWOOD WESTLAKE VILLAGE, CA 91362	Institutional	22,474.56	9.55%	0.59%

Principal Shareholders and Control Persons – Seven Canyons World Innovators Fund (Target Fund)	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of Combined Fund by Class
JENNIE G WINSTON & RYLAND A WINSTON JR JTWROS CHARLOTTE, NC 28207-1811	Institutional	15,313.05	6.51%	0.40%
MOESSING FAMILY 2012 TRUST JAMISON S MOESSING TRSTE ERIC MCCOY MOESSING TRSTE U/A DTD 04/30/2012 4804 WESTMINSTER PL SANTA ROSA, CA 95405-7922	Institutional	12,322.16	5.24%	0.32%

Principal Shareholders and Control Persons – Hood River International Opportunity Fund (Acquiring Fund)	Class	Number of Shares	Percent of Class	Estimated Pro Forma Ownership of Combined Fund by Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Investor	46,012.77	98.83%	1.13%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	Institutional	1,671,270.72	46.38%	43.53%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional	1,632,821.49	45.31%	42.53%
AVAILABLE INFORMATION
AST and MDP are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. These documents can be inspected and copied at the SEC’s Public Reference Room in Washington, D.C. (100 F Street, Washington, D.C. 20549). Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of the Acquiring Fund Shares will be passed on by the law firm of Godfrey & Kahn, S.C.

FINANCIAL HIGHLIGHTS
Following the Reorganizations, the Acquiring Fund will be the accounting survivor. The Target Funds’ audited financial highlights for the past five fiscal years were derived from financial statements audited by Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements and notes thereto, are included in the Target Funds’ Form N-CSR for the year ended September 30, 2024. The audited financial statements and related report of Cohen & Company, Ltd. from the Target Funds’ September 30, 2024 Form N-CSR are incorporated by reference herein.
The Acquiring Fund’s audited financial highlights for the fiscal years ended June 30, 2024 and 2023 were derived from financial statements audited by Cohen & Company, Ltd., the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements and notes thereto, are included in the Acquiring Fund’s Form N-CSR for the year ended June 30, 2024. The information for the period ended June 30, 2022 for the Fund was audited by another independent registered public accounting firm. The audited financial statements and related report of Cohen & Company, Ltd. from the Acquiring Fund’s Form N-CSR for the period ended June 30, 2024 accompany the Reorganization SAI, and are incorporated by reference therein.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this January 30, 2025, by and between Manager Directed Portfolios, a Delaware statutory trust (“MDP”), on behalf of its series the Hood River International Opportunity Fund (the “Acquiring Fund”), and ALPS Series Trust, a Delaware statutory trust (“AST”), on behalf of its series the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund, severally and not jointly (each a “Target Fund” and together the “Target Funds”). Hood River Capital Management LLC, a Delaware limited liability company (“Hood River”) and Seven Canyons Advisors, LLC, a Delaware limited liability company (“Seven Canyons”), are parties to this Agreement with respect to paragraphs 1.7, 3.8, 6.8, 12.1 and 14.1 to 14.4 hereof only, as applicable. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Funds are made and shall be taken or undertaken by MDP on behalf of the Acquiring Fund or AST on behalf of the Target Funds, respectively.

The reorganization with respect to each Target Fund, separately, will consist of (a) the transfer of the Target Fund’s Assets as defined in paragraph 1.2 to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (b) the assumption by the Acquiring Fund of the Assumed Liabilities as defined in paragraph 1.3; and (c) the distribution to the shareholders of each class of the Target Fund full and fractional shares of the corresponding class of the Acquiring Fund in redemption of all outstanding shares of beneficial interest, no par value, of the Target Fund (“Target Fund Shares”) and in complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (each transaction between the Acquiring Fund and each Target Fund, a “Reorganization,” and together, the “Reorganizations”). Each class of the Target Funds (each, a “Target Class”) has a corresponding class of the Acquiring Fund (each a “Acquiring Class”) as listed on Schedule A.

WHEREAS, each Reorganization is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and each Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

WHEREAS, the Board of Trustees of MDP has determined, with respect to the Acquiring Fund, that participation in each Reorganization is in the best interests of the Acquiring Fund and its shareholders; and

WHEREAS, the Board of Trustees of AST has determined, with respect to each Target Fund, that participation in the Reorganization is in the best interests of such Target Fund and its shareholders.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.THE REORGANIZATIONS AND FUND TRANSACTIONS

With respect to each Reorganization separately:
1.1    Subject to the terms and conditions set forth herein and in reliance on the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Target Fund agrees to assign, transfer and convey the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to continue the business of the Target Fund and assume the Assumed Liabilities of the Target Fund as defined in paragraph 1.3 and (b) to deliver to the Target Fund that number of full and fractional Acquiring Fund Shares as determined in accordance with paragraph 2.2.

1.2        (a)    The assets of the Target Fund to be acquired by the Acquiring Fund (the
“Target Fund Assets”) shall consist of all property and assets of the Target Fund, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividends and receivables and rights to register shares under applicable securities laws, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the Target Fund’s books as of the Valuation Time (as defined in paragraph 2.1).

(b) The Target Fund has provided the Acquiring Fund with its most recent audited and unaudited financial statements, which contain a list of all of the Target Fund Assets as of the date of such statements.

1.3    The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date as defined in paragraph 3.1, other than those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business and consistent with past practice. Notwithstanding the foregoing, and unless otherwise provided in this Agreement, the Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement (the “Assumed Liabilities”).

1.4    As soon as reasonably practicable after the transfer of Target Fund Assets and assumption of Assumed Liabilities provided for in paragraph 1.1, the Target Fund will distribute pro rata to the shareholders of record of the Target Fund, determined as of the Valuation Time (the “Target Fund Shareholders”), full and fractional shares of beneficial interest of the applicable Acquiring Class received by the Target Fund from the Acquiring Fund pursuant to paragraph 1.1 and will then completely liquidate. The Acquiring Fund shall issue shares of beneficial interest of the applicable Acquiring Class with an aggregate net asset value equal to the aggregate net asset value of the corresponding Target Class owned by Target Fund Shareholders at the Valuation Time. U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquiring Fund, shall open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and transfer to each such Target Fund Shareholder’s account the number of shares of the Acquiring Class based on the calculation set forth in paragraph 2.2. The liquidating distribution of the Acquiring Fund Shares shall be made by the Target Fund to the Target Fund Shareholders as of the Valuation Time in redemption of all outstanding shares of beneficial interest of the Target Fund and in complete liquidation of the Target Fund, and thereafter the Target Fund shall have no shares of beneficial interest outstanding. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. Acquiring Fund Shares will be issued in the manner set forth in the Acquiring Fund’s then current prospectus and statement of additional information; the Acquiring Fund, however, will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, U.S. Bancorp Fund Services, LLC.

1.5    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6    As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Target Fund shall take further steps to wind up its affairs and to have its existence terminated as a series of AST in accordance with Delaware law, and shall file such documents with the U.S. Securities and Exchange Commission (the “Commission”) as may be required by the Commission. After the Closing Date, the Target Fund shall not conduct any business except in connection with its liquidation.

1.7    After the Closing Date (a) MDP agrees to use commercially reasonable efforts to ensure that for a period of three (3) years after the Closing Date, MDP will maintain the composition of its Board of Trustees so that at least 75% of the board members of MDP (or any successor) are not “interested persons”, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), of Hood River or Seven Canyons; and (b) Hood River and Seven Canyons agree to use commercially reasonable efforts to ensure that for a period of two (2) years after the Closing Date, neither Hood River nor Seven Canyons, nor any of their affiliates has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

2.    VALUATION

With respect to each Reorganization separately:

2.1 The value of the Target Fund Assets and the Assumed Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day preceding the Effective Time (as defined in paragraph 3.1) (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the Target Fund’s current valuation procedures as described in the then‑current prospectus or statement of additional information; provided, however, that such computation is consistent with the valuation procedures of the Acquiring Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2 The number of Acquiring Fund Shares of each Acquiring Class to be issued (including fractional shares) in exchange for the Target Fund Assets attributable to the corresponding Target Class shall be determined by dividing the value of the Target Fund Assets attributable to each Target Class by the per share net asset value of one Acquiring Fund Share of the corresponding Acquiring Class as of the Valuation Time in accordance with the Acquiring Fund’s current valuation procedures. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.3 The share transfer books of the Target Fund will be permanently closed at the Valuation
Time and only redemption requests made by Target Fund Shareholders pursuant to Section 22(e) of the 1940 Act, received in proper form on or prior to the Valuation Time shall be fulfilled by the Target Fund; redemption requests received by the Target Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring Fund to be distributed to the shareholder in question as provided in paragraph 1.4.

2.4 All computations of value hereunder shall be made by or under the direction of the
Target Fund’s and Acquiring Fund’s accounting agent, as applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Target Fund’s and the Acquiring Fund’s respective independent auditors upon the reasonable request of the other Fund.

2.5    The full value of each Target Fund Share will be exchanged for shares of the designated Acquiring Class without the imposition of any sales charge, redemption fee, commission or other transactional fee, and any account minimums of the applicable Acquiring Class will be waived.

3.    CLOSING AND CLOSING DATE

With respect to each Reorganization separately:

3.1 The Closing shall occur on March 24, 2025, or such other date as the parties may mutually agree in writing (the “Closing Date”), immediately prior to the opening of business (the “Effective Time”).

3.2 Notwithstanding anything to the contrary, in the event that immediately prior to the
Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of the Target Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3    The Target Fund, or its accounting agent, shall deliver to the Acquiring Fund at the
Closing an unaudited statement of assets and liabilities (including an itemized list of the Target Fund Assets and Assumed Liabilities of the Target Fund reflected thereon) as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior auditing period (the “Closing Balance Sheet”), all of which shall be certified by the Target Fund’s accounting agent and AST’s Treasurer as of the Effective Time.

3.4 AST shall cause State Street Bank and Trust Company (“State Street”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that the Target Fund Assets shall have been delivered in proper form to the Acquiring Fund’s account held at U.S. Bank N.A. (“USB”), custodian for the Acquiring Fund, at the Effective Time. State Street, on behalf of the Target Fund, shall deliver to USB, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of State Street and each securities depository, as defined in Rule 17f‑4 under the 1940 Act, in which the Target Fund Assets are deposited, the Target Fund Asset deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.5 AST shall cause its transfer agent, ALPS Fund Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares of each Target Class owned by each such Target Fund Shareholder immediately prior to Closing. MDP shall cause the Acquiring Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, to deliver a certificate of an authorized officer as to the opening of accounts for the appropriate Acquiring Class in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books. MDP shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing that (i) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund at the Effective Time, and (ii) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the of Target Fund Shareholders on the books of MDP.

3.6    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

3.7    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund unless otherwise agreed to by the parties.

3.8 All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date. Any such books and records maintained by

Seven Canyons shall be provided to the Acquiring Fund or its agents upon request, provided that Seven Canyons may retain copies thereof.

4.    REPRESENTATIONS AND WARRANTIES OF AST AND THE TARGET FUNDS

With respect to each Reorganization separately, and except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of AST, AST, on behalf of itself, or where applicable the Target Fund, represent and warrant to MDP and the Acquiring Fund as follows:

4.1 The Target Fund is a duly established series of AST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By‑Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

4.2 The Target Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), state “blue sky” laws and the 1940 Act. There have been no material violations of AST’s compliance program adopted under Rule 38a‑1 of the 1940 Act as it relates to the Target Fund. There have been no material miscalculations of the net asset value of the Target Fund during the 12‑month period preceding the date hereof and preceding the Closing Date and all such calculations have been made in accordance with the Target Fund’s registration statement and the applicable requirements of the 1940 Act. The Target Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Target Fund as set forth in its registration statement currently in effect.

4.3 AST is registered with the Commission as an open‑end management investment company under the 1940 Act. Such registration is in full force and effect.

4.4 The Target Fund is not currently engaged, and the execution, delivery and performance of this Agreement by AST will not result (a) in a violation of Delaware law or of AST’s Declaration of Trust or By‑Laws, each as amended from time to time; (b) in a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Target Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund.

4.5 At or before the Effective Time, (i) all material contracts, including the Target Fund’s investment advisory agreement, and other commitments of or applicable to the Target Fund (other than this Agreement and investment contracts) will terminate, or (ii) provision for discharge of any liabilities of the Target Fund thereunder will be made, without the Target Fund or the Acquiring Fund incurring any liability or penalty with respect thereto. The Target Fund has no material contracts or other commitments, other than this Agreement, that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund. The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Date.

4.6 No material litigation or administrative proceeding or investigation, except as otherwise disclosed in writing to the Acquiring Fund on Schedule 4.6, of or before any court or governmental body is presently pending or threatened against AST (with respect to the Target Fund) or the Target Fund or any properties or assets held by the Target Fund. Neither AST (with respect to the Target Fund) nor the Target Fund know of any facts which are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Target Fund as conducted now or any time in the past. Neither AST nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Target Fund or its ability to enter into the Agreement or to consummate the transactions herein contemplated.

4.7 The financial statements of the Target Fund at and for the fiscal years ended
September 30, 2024, September 30, 2023 and September 30, 2022 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition the Target Fund as of such dates and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

4.8 Since September 30, 2024, there has not been any material adverse change in the
Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this paragraph 4.8, a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio in and of itself shall not be deemed to constitute a material adverse change.

4.9 The value of the Target Fund Assets has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve‑month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

4.10 To the knowledge of AST, the due diligence materials of the Target Fund made available to the Acquiring Fund and the Acquiring Fund’s counsel in response to the due diligence requests from MDP are true and correct in all material respects and contain no material misstatements or omissions. The share ownership records and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Target Fund Shares.

4.11 The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

4.12 As of the date hereof, all federal and other tax returns and reports of the Target Fund required by law to have been filed (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes of the Target Fund that have been due (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provisions shall have been made for the payment thereof, and the Target Fund has made available to MDP all of the Target Fund’s previously filed tax returns. No tax authority is currently auditing or (to the knowledge of the Target Fund or in writing) threatening to audit the Target Fund and no assessment or deficiency regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Target Fund. The Target Fund has not taken a position on its federal or state income tax returns which could give rise under applicable law to a substantial understatement of federal or state tax within the meaning of Code Section 6662 or the state equivalent thereof, and the Target Fund has not participated in a “reportable transaction” as such term is defined in Code Section 6707A(c).

4.13 For each taxable year of its operations (including the taxable year of the Target Fund ending on the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or will meet, the requirements of Subchapter M of Chapter 1 Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company under Section 851 of the Code (“RIC”) and has elected, or will elect, to be treated as such, and (iii) has been, or will be, eligible to and has computed, or will compute, its federal income tax under Section 852 of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC under the Code. For each taxable year of the Target Fund ending on or before the Closing Date, the Target Fund has distributed (or will distribute) all of its investment company taxable income, interest income excludable from gross income less disallowed deductions, and net capital gain (in each case, as defined in the Code) and has not been, and will not be, liable for any material income or excise tax under Sections 852 or 4982 of the Code.

4.14 All issued and outstanding shares of the Target Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) all issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and, when sold as contemplated in its prospectus and statement of additional information, validly issued, fully paid and non-assessable under Delaware law; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent, ALPS Fund Services, Inc., as provided in paragraph 3.5. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

4.15 On the Closing Date, the Target Fund will have good and marketable title to the Target
Fund Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Target Fund Assets hereunder, and upon delivery and payment for such Target Fund Assets, the Acquiring Fund will acquire good and marketable title thereto. Except as disclosed on Schedule 4.15, the Target Fund does not hold any assets that cannot be transferred to the Acquiring Fund due to foreign market restrictions or securities law restrictions. On the Closing Date, the Target Fund will not hold any assets that cannot be transferred to the Acquiring Fund due to foreign market restrictions or securities law restrictions.

4.16 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of AST and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of AST, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.17 The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.18 Insofar as the following relate to the Target Fund, the registration statement filed by
MDP on Form N‑14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Target Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N‑14 Registration Statement”) on the effective date of the N‑14 Registration Statement and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph 4.18 shall only apply to statements in or omissions from the Proxy Statement and the N‑14 Registration Statement made in reliance upon and in conformity with information that was furnished by AST or its agents for use therein relating to the Target Fund.

4.19 No governmental consents, approvals, authorizations or filings are required under the
1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Target Fund, except for the effectiveness of the N‑14 Registration

Statement, the filing of any articles, certificates or other documents that may be required under Delaware law, and approval of the Target Fund Shareholders.

4.20 The Target Fund is not party to any material contract not filed as an exhibit to AST’s registration statement on Form N‑1A or otherwise disclosed in writing to the Acquiring Fund on Schedule 4.20.

4.21 The Closing Balance Sheet to be furnished by the Target Fund to the Acquiring Fund will accurately reflect the net asset value of the Target Fund and the outstanding shares of the Target Fund.

4.22 The Target Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)‑7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

4.23 Except as otherwise disclosed to MDP, AST, with respect to the Target Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code.

4.24 Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund (i) is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting and designation of dividends (and the character thereof) and other distributions on and redemptions of its shares, (ii) has withheld in respect of all dividends, other distributions and redemption proceeds, all material taxes required to be withheld and has paid such withheld amount to the proper taxing authority (except where such payments are not yet due), and is not liable for any material penalties with respect to such reporting and withholding requirements, and (iii) has collected and maintained all IRS Forms W-9 and/or Forms W-8, as applicable, in compliance with applicable law.

4.25 The Target Fund is not an underlying investment for any variable annuity contract and or variable life insurance contract.

5.    REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

With respect to each Reorganization separately, and except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of MDP, MDP, on behalf of itself, or where applicable the Acquiring Fund represents and warrants to AST and each Target Fund as follows:

5.1 The Acquiring Fund is a duly established series of MDP, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with the power under its Amended and Restated Declaration of Trust and Amended and Restated By‑Laws, each as supplemented or amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

5.2 The Acquiring Fund currently complies and has complied in all material respects with the applicable requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act, state “blue sky” laws and the 1940 Act. There have been no material violations of MDP’s compliance program adopted under Rule 38a‑1 of the 1940 Act as it relates to the Acquiring Fund. There have been no material miscalculations of the net asset value of the Acquiring Fund during the 12‑month period preceding the date hereof and preceding the Closing Date and all such calculations have been made in accordance with the Acquiring Fund’s registration statement and the applicable requirements of the 1940 Act. The Acquiring Fund has complied and currently complies in all material respects with all investment objectives, policies, guidelines and restrictions established by the Acquiring Fund as set forth in its registration statement currently in effect.

5.3 MDP is registered with the Commission as an open‑end management investment company under the 1940 Act. Such registration is in full force and effect.

5.4 The Acquiring Fund is not currently engaged, and the execution, delivery and performance of this Agreement by MDP will not result (a) in a violation of Delaware law or of MDP’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By‑Laws, each as amended or supplemented from time to time; (b) in a violation or breach of, or a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund.

5.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against MDP (with respect to the Acquiring Fund) or the Acquiring Fund or any properties or assets held by the Acquiring Fund. Neither MDP (with respect to the Acquiring Fund) nor the Acquiring Fund knows of any facts which are likely to form the basis for the institution of such proceedings that would materially and adversely affect the business of the Acquiring Fund as conducted now or any time in the past. Neither MDP nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the business of the Acquiring Fund or its ability to enter into this Agreement or to consummate the transactions herein contemplated.

5.6 The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, assuming effectiveness of the N‑14 Registration Statement will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non‑assessable under Delaware law. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.7 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of MDP and, subject to the approval of the Target Fund Shareholders, this Agreement will constitute a valid and binding obligation of MDP, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8 The N‑14 Registration Statement and the Proxy Statement to be included in the N‑14
Registration Statement, other than as it relates to the Target Fund, on the effective date of the N‑14 Registration Statement and on the Closing Date (a) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading.

5.9 No governmental consents, approvals, authorizations or filings are required under the
1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by MDP, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by MDP, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N‑14 Registration Statement and the filing of any articles, certificates or other documents that may be required under Delaware law, and approval of the Target Fund Shareholders.

5.10 The Acquiring Fund is not party to any material contract not filed as an exhibit to
MDP’s registration statement on Form N‑1A or otherwise disclosed in writing to the Target Fund on Schedule 5.10.

5.11 For each taxable year of its operation (including the taxable year that includes the
Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, or will meet, the requirements of Subchapter M for qualification as a RIC and has elected, or will elect, to be treated as such, and (iii) has been, or will be, eligible to and has computed, or will compute, its federal income tax under Section 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC under the Code. The Acquiring Fund will have satisfied as of the close of its most recent prior quarter of its taxable year that includes the Closing Date, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code.

5.12 The financial statements of the Acquiring Fund at and for the fiscal years ended June
30, 2024, June 30, 2023 and June 30, 2022 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. Such statements have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements fairly reflect the financial condition the Acquiring Fund as of such dates and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

5.13 Since June 30, 2024, there has not been any material adverse change in the Acquiring
Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this paragraph 5.12, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio in and of itself shall not be deemed to constitute a material adverse change.

5.14 The value of the net assets of the Acquiring Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. As of the date hereof, except as previously disclosed to the Target Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Acquiring Fund during the twelve‑month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

5.15 To the knowledge of MDP, the due diligence materials of the Acquiring Fund made available to the Target Fund and the Target Fund’s counsel in response to the due diligence requests from AST are true and correct in all material respects and contain no material misstatements or omissions.

5.16 The Acquiring Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

5.17 The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 and 1940 Act and the rules and regulations thereunder and do not, and will not, include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

5.18 As of the date hereof, all federal and other tax returns and reports of the Acquiring
Fund required by law to have been filed (including any extensions) shall have been filed and are complete and correct in all material respects. All federal and other taxes of Acquiring Fund that have been due (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provisions shall have been made for the payment thereof, and the Acquiring Fund has made available to AST all of the Acquiring Fund’s previously filed tax returns. No tax authority is currently auditing or (to the knowledge of the Acquiring Fund or in writing) threatening to audit the Acquiring Fund and no assessment or deficiency regarding taxes (including interest, penalties, or additions to tax) has been asserted with respect to the Acquiring Fund. The

Acquiring Fund has not taken a position on its federal or state income tax returns which could give rise under applicable law to a substantial understatement of federal or state tax within the meaning of Code Section 6662 or the state equivalent thereof, and the Acquiring Fund has not participated in any “reportable transaction” as such term is defined in Code Section 6707A(c).

5.19 Except as otherwise disclosed in writing to the Target Fund, the Acquiring Fund (i) is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting and designation of dividends (and the character thereof) and other distributions on and redemptions of its shares, (ii) has withheld in respect of all dividends, other distributions and redemption proceeds all material taxes required to be withheld and has paid such withheld amount to the proper taxing authority(except where such payments are not yet due), and is not liable for any material penalties with respect to such reporting and withholding requirements, and (iii) has collected and maintained all IRS Forms W-9 and/or Forms W-8, as applicable, in compliance with applicable law.

5.20 The Acquiring Fund does not own any property that was received in a “conversion transaction” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is or will be subject to the rules of Section 1374 of the Code (without regard to any election pursuant to Treasury Regulation Section 1.337(d)-7(c)(5)) as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

5.21 The Acquiring Fund is not an underlying investment for any variable annuity contract and/or variable life insurance contract.

6.    COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUNDS

With respect to each Reorganization separately:

6.1 The Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of the Target Fund’s shares and such changes as are contemplated by the Target Fund’s normal operations. The Target Fund covenants to take any necessary steps so that it will hold securities that are compatible with both the Target Fund’s and the Acquiring Fund’s investment objectives and principal investment strategies as of the Closing Date, subject to the receipt by counsel of satisfactory representations and warranties from AST, the Target Fund, MDP and the Acquiring Fund in accordance with Section 9.5 of this Agreement.

6.2 Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target Fund’s books and records necessary to maintain current knowledge of the Target Fund.

6.3 The Target Fund will call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all reasonable actions necessary to seek approval of the transactions contemplated herein, subject to the terms of this Agreement.

6.4 The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5 The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

6.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7 The Acquiring Fund covenants to prepare in compliance with the 1933 Act, the 1934
Act and the 1940 Act the N‑14 Registration Statement in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the N‑14 Registration Statement, including the Proxy Statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement, all to be included in the N‑14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquiring Fund shall provide the Target Fund copies of the N‑14 Registration Statement and all amendments or supplements thereto prior to filing and allow the Target Fund to comment thereon and approve prior to filing. The Acquiring Fund shall use reasonable efforts to have the Commission declare the N‑14 Registration Statement effective as promptly as practicable after the filing thereof. The Acquiring Fund shall not amend, supplement or modify any information included in the N‑14 Registration Statement that was received from the Target Fund with respect thereto without the prior consent of the Target Fund. The Acquiring Fund shall take all action required by applicable law in connection with the issuance of Acquiring Fund Shares.

6.8 Until the Closing Date, Hood River, the Acquiring Fund, Seven Canyons and the
Target Fund shall not make any public statements or issue any press release with respect to this Agreement or the transactions contemplated hereby without first consulting with each other, unless otherwise required by law.

6.9 As soon as reasonably practicable after the Closing, the Target Fund shall make the liquidating distribution required by this Agreement to its shareholders (in redemption of all of the Target Fund Shares of the applicable Target Fund) consisting of the Acquiring Fund Shares received by the Target Fund at the Closing.

6.10 It is the intention of the Target Fund and the Acquiring Fund that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund shall use their reasonable best efforts to ensure the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Target Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. Each of the Acquiring Fund and the Target Fund will comply with the recordkeeping and information filing requirements of Section 1.368-3 of the Treasury Regulation with respect to the Reorganization.

6.11 Prior to the Valuation Time, AST, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s: (i) “investment company taxable income” (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to Section 852(b)(2)(D) of the Code); (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code; and (iii) all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

6.12 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to consummate the transactions contemplated herein.

6.13 The Target Fund and the Acquiring Fund each covenant to, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (i) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (ii) the Acquiring Fund, title to and possession of all the Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement.

6.14 Following the transfer of the Target Fund Assets by the Target Fund to the Acquiring
Fund and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund as described in paragraph 1.3 in exchange for the Acquiring Fund Shares as contemplated herein, AST will file any final regulatory reports with respect to the Target Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Target Fund as series of AST.

6.15 The parties shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by such parties on or before the Closing Date.

6.16 The Target Fund agrees to call the special meeting of shareholders to consider and act upon this Agreement and to use commercially reasonable efforts to obtain approval of the transactions contemplated hereby.

6.17 The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Articles 7 and 8 to effect the transactions contemplated by this Agreement as promptly as practicable.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

With respect to each Reorganization separately, the obligations of the Target Fund to complete the transactions provided for herein shall be subject, at AST’s election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1 The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Target Fund or their agents on or prior to the Closing Date.

7.2 All representations and warranties of MDP, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by an authorized officer of MDP in a form reasonably acceptable to the Target Fund dated as of the Closing Date to the effect set forth in this paragraph 7.2.

7.3 The Board of Trustees of MDP shall have approved this Agreement and the transactions contemplated hereby and shall have determined that participation in the Reorganization is in the best interests of the Acquiring Fund Shareholders, and the Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate, executed by an officer of MDP, to the effect that the conditions described in this paragraph have been satisfied.

8.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

With respect to each Reorganization separately, the obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at MDP’s election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

8.1 The items that are required to be delivered by the Target Fund or their agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2 All representations and warranties of AST, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Agreement to be performed or complied with by it prior to or on the Closing Date. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by an authorized officer of AST in a form reasonably acceptable to the Acquiring Fund dated as of the Closing Date to the effect set forth in this paragraph 8.2.

8.3 The Board of Trustees of AST shall have: (i) approved this Agreement and the transactions contemplated hereby, (ii) determined that participation in the Reorganization is in the best interests of the Target Fund Shareholders and (iii) approved the recommendation that shareholders approve the Agreement at the special meeting of shareholders, and the Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate, executed by an officer, to the effect that the conditions described in this paragraph have been satisfied.

9.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE TARGET FUNDS

With respect to each Reorganization separately, if any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Board of Trustees of AST and the Board of Trustees of MDP, respectively, and by the requisite vote by the Target Fund Shareholders in accordance with the provisions of AST’s Declaration of Trust and By‑Laws as currently in effect and applicable Delaware law, and certified copies of the resolutions or other instrument evidencing such approvals shall be delivered to the Acquiring Fund on or before the Closing Date. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 9.1.

9.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

9.4 The N‑14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5 The Acquiring Fund and the Target Fund shall have received an opinion of counsel addressed to each of the Acquiring Fund and the Target Fund, dated the Closing Date, as to U.S. federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement and receipt of satisfactory representations and warranties from AST, the Target Fund, MDP and the Acquiring Fund, for U.S. federal income tax purposes:

(a)    the Reorganization will qualify as a “reorganization,” within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    no gain or loss will be recognized by the Target Fund upon the transfer of all of the Target Fund Assets to the Acquiring Fund in exchange solely for the Acquiring
Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(c)    no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(d)    no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

(e)    the aggregate tax basis of the Acquiring Fund Shares received by each Target
Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

(f)    the holding period of the Acquiring Fund Shares received by each Target Fund
Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) will include the period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund Shares were held as a capital asset on the Closing Date;

(g)    the tax basis of each Target Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Target Fund Asset immediately prior to the transfer thereof; and

(h)    the holding period of each Target Fund Asset received by the Acquiring Fund will include the period during which that Target Fund Asset was held by the Target Fund immediately prior to the Reorganization.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Target Fund Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Target Fund due to the occurrence of an event other than the Reorganization if otherwise applicable, (5) upon termination of a position, or (6) upon the redemption of fractional shares of the Target Fund prior to the Reorganization. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 9.5.

The Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

10.    LIABILITY OF THE FUNDS

10.1 With respect to each Reorganization separately, it is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, employees or agents of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund, as amended from time to time. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Fund and signed by authorized officers of the Acquiring Fund, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Amended and Restated Agreement and Declaration of Trust of the Acquiring Fund, as amended from time to time.

10.2 With respect to each Reorganization separately, it is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, employees or agents of the Target Fund personally, but shall bind only the property of the Target Fund, as provided in the Agreement and Declaration of Trust of the Target Fund, as amended from time to time. The execution and delivery of this Agreement have been authorized by the trustees of the Target Fund and signed by authorized officers of the Target Fund, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund as provided in the Declaration of Trust of the Target Fund.

11.    AMENDMENTS, WAIVERS AND TERMINATION; NON‑SURVIVAL OF
COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

With respect to each Reorganization separately:

11.1 This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Target Fund Shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

11.2 At any time prior to the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein, except as otherwise provided herein.

11.3 This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

(a) by mutual consent of the parties:

(b) by AST (i) upon any material breach by MDP or the Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that MDP or the Acquiring Fund shall have been given a period of ten (10) business days to cure such breach, or (ii) by a resolution of AST’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Target Fund or its shareholders; or

(c) by MDP (i) upon any material breach by AST or the Target Fund of any of their representations, warranties or covenants contained in this Agreement, provided that AST or the Target Fund shall have been given a period of ten (10) business days to cure such breach, or (ii) by a resolution of MDP’s Board of Trustees at any time prior to the Effective Time if circumstances should arise that, in the sole discretion of the Board of Trustees, proceeding with the Reorganization is no longer in the best interests of the Acquiring Fund or its shareholders.

In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, MDP, the Target Fund, AST, or their respective trustees or officers, to the other party or its trustees or officers, and each applicable party shall bear the expenses agreed to be incurred by it in accordance with paragraph 12.1.

11.4 Except as specified in the next sentence set forth in this paragraph 11.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization. The other covenants to be performed after the Closing shall survive the Closing.

11.5 This Agreement shall be governed by and construed in accordance with the laws of the
State of Delaware, without giving effect to principles of conflicts of laws.

12.    EXPENSES AND BROKERAGE FEES

12.1 Except as otherwise set forth herein, all expenses that are solely and directly related to a Reorganization contemplated by this Agreement will be borne and paid by Hood River. Such reorganization expenses include: the actual, out of pocket costs and expenses (including reasonable legal fees and expenses of outside counsel) associated with (i) preparing and filing the N-14 Registration Statement, (ii) clearing SEC comments on the N-14 Registration Statement, (iii) printing and mailing or otherwise transmitting the N-14 Registration Statement to the shareholders of the Target Fund, (iv) custodial and transfer agent conversion fees, and (v) retaining a proxy solicitor and tabulator, including any costs associated with obtaining beneficial ownership information. Seven Canyons will bear any expenses incurred in connection with the termination of any agreement to which Seven Canyons, with respect to the Target Fund, or AST, on behalf of the Target Fund, is a party. Notwithstanding the foregoing, Hood River shall pay or assume only those expenses that are solely and directly related to the Reorganizations in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187 and fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent a Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

12.2 MDP, on behalf of the Acquiring Fund, and AST, on behalf of each Target Fund, each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

13.    NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by facsimile, electronic delivery (i.e., e‑mail), personal service or certified mail, and addressed as follows:

To AST:         ALPS Series Trust
Attention: Lucas Foss, President

1290 Broadway, Suite 1000
Denver, Colorado 80203
Phone: 720-440-4848

To Seven Canyons: Seven Canyons Advisors, LLC
Attention: Spencer Stewart
22 East 100 South, 3rd Floor
Salt Lake City, UT 84111
Phone: 801 888-2541

Or to Hood River or MDP, on behalf of itself and the Acquiring Fund, to:

Manager Directed Portfolios
Hood River Capital Management LLC
Attention: Amber Kopp
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

With a copy to:    Godfrey & Kahn, S.C.
Attention: Ellen Drought
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202
(414) 273‑3500

14.    MISCELLANEOUS

14.1 Except for the Confidentiality Agreement and Non-Disclosure Agreement dated
August 14, 2024 among MDP, on behalf of the Acquiring Fund, AST, on behalf of the Target Funds, U.S. Bancorp Fund Services, LLC and ALPS Fund Services, Inc., this Agreement supersedes all prior agreements between the parties (written or oral) with respect to the subject matter hereof, is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.

14.2 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

14.3 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.4 Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

Signature Page Follows

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

Manager Directed Portfolios on behalf of Hood River International Opportunity Fund
By: /s/ Scott Ostrowski
Name: Scott Ostrowski
Title: President

ALPS Series Trust on behalf of Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund, severally and not jointly
By: /s/ Lucas Foss
Name: Lucas Foss
Title: President

Hood River Capital Management LLC (solely with respect to paragraphs 1.7, 3.8, 6.8, 12.1 and 14.1 to 14.4 hereof)
By: /s/ Robert Schmaltz
Name: Robert Schmaltz
Title: COO/CCO

Seven Canyons Advisors, LLC (solely with respect to paragraphs 1.7, 3.8, 6.8, 12.1 and 14.1 to 14.4 hereof)
By: /s/ Eric Moessing
Name: Eric Moessing
Title: Chief Operating Officer

Schedule A
Corresponding Classes Table

Target Funds – Target Classes	Acquiring Fund – Acquiring Class
Seven Canyons World Innovators Fund – Investor Class	International Opportunity Fund – Investor Shares
Seven Canyons World Innovators Fund – Institutional Class	International Opportunity Fund – Institutional Shares
Seven Canyons Strategic Global Fund – Investor Class	International Opportunity Fund – Investor Shares

Schedule 4.6

None.

Schedule 4.15

Reliq Healthcare Technologies Inc. is, as of the date of this Agreement, subject to a Failure-to-File Cease Trade Order (FFCTO) issued by the British Columbia Securities Commission (BCSC) in January 2024.

Schedule 4.20

None.

Schedule 5.10

None.

APPENDIX B

SEVEN CANYONS STRATEGIC GLOBAL FUND (TARGET FUND)
For a Share Outstanding Throughout the Years Presented:
Investor Class	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net Asset Value – Beginning of Period	$10.10	$9.52	$17.15	$11.45	$12.05

Income/(loss) from Operations:
Net investment income/(loss)(a)	(0.01)	0.06	0.04	0.17	0.23
Net realized and unrealized gain/(loss) on investments	1.96	1.18	(5.06)	5.73	(0.41)
Total from investment operations	1.95	1.24	(5.02)	5.90	(0.18)

Less Distributions:
From net investment income	(0.22)	(0.66)	—	(0.20)	(0.17)
From net realized gains on investments	—	—	(2.61)	—	(0.23)
From tax return of capital	—	—	—	—	(0.02)
Total Distributions	(0.22)	(0.66)	(2.61)	(0.20)	(0.42)
Redemption Fees	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)
Net increase/(decrease) in Net Asset Value	1.73	0.58	(7.63)	5.70	(0.60)
Net Asset Value – End of Period	$11.83	$10.10	$9.52	$17.15	$11.45

Total Return(c)	19.45%	12.90%	(34.67)%	51.66%	(1.60)%

Supplemental Data:
Net assets, end of period (thousands)	$14,230	$21,197	$21,668	$50,946	$27,217

Ratio to average net assets:
Operating expenses excluding reimbursement/waiver	2.07%	1.59%	1.47%	1.29%	1.46%
Operating expenses including reimbursement/waiver	1.40%	1.25%(d)	0.95%	0.95%	0.95%
Net investment income/(loss) including reimbursement/waiver	(0.05)%	0.57%	0.34%	1.11%	2.09%
Portfolio Turnover Rate	88%	102%	77%	90%	128%

(a) Calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d) Prior to February 1, 2023, the Adviser had contractually agreed to limit the amount of the Total Annual Fund Operating Expenses to an annual rate of 0.95% of the fund’s average daily net assets.

SEVEN CANYONS WORLD INNOVATORS FUND (TARGET FUND)
For a Share Outstanding Throughout the Years Presented:
Institutional Class	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net Asset Value – Beginning of Period	$12.24	$10.62	$25.98	$24.69	$16.18

Income/(loss) from Operations:
Net investment loss(a)	(0.08)	(0.04)	(0.19)	(0.32)	(0.20)
Net realized and unrealized gain/(loss) on investments	2.40	1.66	(11.54)	3.93	8.81
Total from investment operations	2.32	1.62	(11.73)	3.61	8.61

Less Distributions:
From net realized gains on investments	—	—	(3.62)	(2.33)	(0.10)
From tax return of capital	—	—	(0.01)	—	—
Total Distributions	—	—	(3.63)	(2.33)	(0.10)
Redemption Fees	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)
Net increase/(decrease) in Net Asset Value	2.32	1.62	(15.36)	1.29	8.51
Net Asset Value – End of Period	$14.56	$12.24	$10.62	$25.98	$24.69

Total Return(c)	18.95%	15.25%	(51.79)%	14.17%	53.42%

Supplemental Data:
Net assets, end of period (thousands)	$4,009	$31,174	$29,931	$93,312	$37,373

Ratio to average net assets:
Operating expenses excluding reimbursement/waiver	2.26%	1.91%	1.94%	1.88%	1.97%
Operating expenses including reimbursement/waiver	1.56%(d)	1.55%	1.55%	1.55%	1.55%
Net investment income/(loss) including reimbursement/waiver	(0.64)%	(0.30%)	(1.09%)	(1.17%)	(1.01%)
Portfolio Turnover Rate	70%	114%	62%	101%	176%

(a) Calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d) Prior to February 1, 2024, the Adviser had contractually agreed to limit the amount of the Total Annual Fund Operating Expenses to an annual rate of 1.55% of the Fund's average daily net assets for the Institutional class.

SEVEN CANYONS WORLD INNOVATORS FUND (TARGET FUND)
For a Share Outstanding Throughout the Years Presented:
Investor Class	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2024	2023	2022	2021	2020
Net Asset Value – Beginning of Period	$11.93	$10.37	$25.50	$24.32	$15.97

Income/(loss) from Operations:
Net investment loss(a)	(0.09)	(0.06)	(0.22)	0.38	(0.20)
Net realized and unrealized gain/(loss) on investments	2.34	1.62	(11.28)	3.88	8.65
Total from investment operations	2.25	1.56	(11.50)	3.50	8.45

Less Distributions:
From net realized gains on investments	—	—	(3.62)	(2.33)	(0.10)
From tax return of capital	—	—	(0.01)	—	—
Total Distributions	—	—	(3.63)	(2.33)	(0.10)
Redemption Fees	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)
Net increase/(decrease) in Net Asset Value	2.25	1.56	(15.13)	1.18	8.35
Net Asset Value – End of Period	$14.18	$11.93	$10.37	$25.50	$24.32

Total Return(c)	18.86%	15.04%	(51.87)%	13.92%	53.12%

Supplemental Data:
Net assets, end of period (thousands)	$44,476	$56,289	$64,684	$204,662	$149,179

Ratio to average net assets:
Operating expenses excluding reimbursement/waiver	2.49%	1.85%	1.94%	1.88%	2.02%
Operating expenses including reimbursement/waiver	1.72%(d)	1.75%	1.75%	1.75%	1.75%
Net investment income/(loss) including reimbursement/waiver	(0.74)%	(0.51%)	(1.30%)	(1.39%)	(1.12%)
Portfolio Turnover Rate	70%	114%	62%	101%	176%

(a) Calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d) Prior to February 1, 2024, the Adviser had contractually agreed to limit the amount of the Total Annual Fund Operating Expenses to an annual rate of 1.75% of the Fund's average daily net assets for the Institutional class.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND (ACQUIRING FUND)
For a capital share outstanding throughout each period presented:
Institutional Class Shares
	Year Ended June 30, 2024	Year Ended June 30, 2023	September 28, 2021* through June 30, 2022
Net Asset Value - Beginning of Year (Period)	$9.04	$7.02	$10.00

Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	2.39	1.98	(2.93)
Total from investment operations	2.40	2.02	(2.96)

Less Distributions:
Distributions from net investment income	(0.14)	—	—
Distributions from net realized gains	—	—	(0.02)
Total distributions	(0.14)	—	(0.02)

Net Asset Value - End of Year (Period)	$11.30	$9.04	$7.02

Total Return	26.73%	28.77%	(29.65)%	^

Ratios and Supplemental Data:
Net assets, end of year (period) (thousands)	$11,446	$1,618	$1,590
Ratio of operating expenses to average net assets:
Before reimbursements	5.53%	15.95%	12.57%	+
After reimbursements	1.27%	1.50%	1.50%	+
Ratio of net investment income (loss) to average net assets:
Before reimbursements	(4.21)%	(13.87)%	(11.57)%	+
After reimbursements	0.05%	0.58%	(0.50)%	+
Portfolio turnover rate	119%	172%	98%	^
*    The Institutional Shares class commenced operations on September 28, 2021.
+    Annualized
^    Not Annualized
1    The net investment income/(loss) per share was calculated using the average shares outstanding method.

HOOD RIVER INTERNATIONAL OPPORTUNITY FUND (ACQUIRING FUND)
For a capital share outstanding throughout the period presented:
Investor Class Shares
	Period from August 11, 2023 through June 30, 2024*
Net Asset Value - Beginning of Period	$9.15

Income from Investment Operations:
Net investment loss[1]	(0.02)
Net realized gain on investments	2.28
Total from investment operations	2.26

Less Distributions:
Distributions from net investment income	(0.14)
Total distributions	(0.14)

Net Asset Value – End of Period	$11.27

Total Return	25.08%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$412
Ratio of operating expenses to average net assets:
Before reimbursements	5.15%	+
After reimbursements	1.47%	+
Ratio of net investment loss to average net assets:
Before reimbursements	(3.87)%	+
After reimbursements	(0.19)%	+
Portfolio turnover rate	119%	^
*    The Investor Shares class commenced operations on August 11, 2023.
+    Annualized
^    Not Annualized
1    The net investment loss per share was calculated using the average shares outstanding method.

SCA
SEVEN CANYONS ADVISORS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

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PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-967-4614 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Seven Canyons Strategic Global Fund
ALPS Series Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2025
The undersigned, revoking prior proxies, hereby appoints Lucas Foss, President, Camilla Nwokonko, Secretary and Jennifer Mix, Assistant Secretary, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Seven Canyons Strategic Global Fund (the “Fund”) to be held at the offices of ALPS Series Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, on March 6, 2025, at 11:00 a.m., local time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
________________________________________________________________________________
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2025. The proxy statement for this meeting is available at:
vote.proxyonline.com/sevencanyonsfunds/docs/2025mtg.pdf
__________________________________________________________________________________________

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Seven Canyons Strategic Global Fund                         PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE
__________________________________________________________________________________________

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Seven Canyons World Innovators Fund
ALPS Series Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 6, 2025
The undersigned, revoking prior proxies, hereby appoints Lucas Foss, President, Camilla Nwokonko, Secretary and Jennifer Mix, Assistant Secretary, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Seven Canyons World Innovators Fund (the “Fund”) to be held at the offices of ALPS Series Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, on March 6, 2025, at 11:00 a.m., local time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
________________________________________________________________________________
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-967-4614. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 6, 2025. The proxy statement for this meeting is available at:
vote.proxyonline.com/sevencanyonsfunds/docs/2025mtg.pdf
__________________________________________________________________________________________

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Seven Canyons World Innovators Fund                         PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE
__________________________________________________________________________________________

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

STATEMENT OF ADDITIONAL INFORMATION
Dated January 30, 2025
Manager Directed Portfolios (“MDP”)

Acquisition of All of the Assets and Liabilities of

Seven Canyons Strategic Global Fund
Seven Canyons World Innovators Fund
(each, a series of ALPS Series Trust (“AST”):

By and in exchange for shares of
Hood River International Opportunity Fund
(a series of MDP)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund (each, a “Target Fund,” and together, the “Target Funds”), a series of AST, in connection with the reorganization of each Target Fund into the Hood River International Opportunity Fund (the “Acquiring Fund”), a series of MDP as described in the Proxy Statement/Prospectus (each, a “Reorganization,” and together, the “Reorganizations”).
This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):
The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference herein:
•The Annual Report to Shareholders, with respect to the Target Funds, for the fiscal year ended September 30, 2024 (File No. 811-22747);
•The Annual Report to Shareholders, with respect to the Acquiring Fund, for the fiscal year ended June 30, 2024 (File No. 811-21897);
•The Prospectus of the Target Funds, dated January 28, 2025 (File Nos. 333-183945; 811-22747) (the “Target Funds Prospectus”);
•The Statement of Additional Information of AST, with respect to the Target Funds, dated January 28, 2025 (File Nos. 333-183945; 811-22747) (the “Target Funds SAI”);
•The Prospectus of the Acquiring Fund, dated October 31, 2024 (File Nos. 333-133691; 811-21897) (the “Acquiring Fund Prospectus”); and

•The Statement of Additional Information of MDP, with respect to the Acquiring Fund, dated October 31, 2024 (File Nos. 333-133691; 811-21897) (the “Acquiring Fund SAI”).
The Acquiring Fund shall be the accounting and performance survivor in each Reorganization. The Target Funds’ 2024 annual report to shareholders and the Acquiring Fund’s 2024 annual report to shareholders have previously been transmitted to shareholders of the applicable Funds.
This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated January 30, 2025, relating to the Reorganizations. The Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request. Copies of the Reorganization SAI and the reports, prospectuses and SAIs listed above and other information about AST, the Target Funds, MDP and the Acquiring Fund are available upon request and without charge by writing to the address below or by calling (toll-free) the telephone number listed as follows:

With respect to the Target Funds: 1290 Broadway, Suite 1000 Denver, Colorado 80203 (303) 623-2577	With respect to the Acquiring Fund: 615 East Michigan Street Milwaukee, Wisconsin 53202 (800) 497-2960

2

Supplemental Financial Information

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X.
A table showing the fees and expenses of the Acquiring Fund and the Target Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “The Funds’ Fees and Expenses” section in the Proxy Statement/Prospectus. The Reorganizations are not expected to result in a material change to either Target Fund’s investment portfolio due to the investment objective and investment restrictions of the Acquiring Fund being different from those of the Acquiring Fund. As a result, schedules of investments of the Target Funds modified to show the effects of the Reorganizations are not required and are not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of its Reorganization as described in the Proxy Statement/Prospectus.
There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.
The Acquiring Fund shall be the accounting and performance survivor in each Reorganization.
3